Prospectus


                                    PRIMARY A SHARES
                                        MAY 23, 1997



NATIONS INTERNATIONAL GROWTH FUND



NATIONS SMALL COMPANY GROWTH FUND



NATIONS U.S. GOVERNMENT BOND FUND

                                                          NATIONS FUNDS logo
                                                          appears here.

INVESTMENT ADVISER: NationsBanc Advisors, Inc.
INVESTMENT SUB-ADVISERS: Kleinwort Benson
                      Investment Management Americas Inc.
                      Boatmen's Capital Management, Inc.
                      TradeStreet Investment Associates, Inc.
DISTRIBUTOR: Stephens Inc.



  TR-97209-597

Prospectus


                                    PRIMARY A SHARES
                                        MAY 23, 1997


                                                    Nations International
                                                    Growth Fund

                                                    Nations Small
                                                    Company Growth
                                                    Fund



                                                    Nations U.S. Government Bond
                                                    Fund





This Prospectus describes NATIONS INTERNATIONAL
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND and
NATIONS U.S. GOVERNMENT BOND FUND (the "Funds") of
Nations Funds, Inc., an open-end management investment company in the Nations Funds Family
("Nations Funds" or "Nations Funds Family"). This
Prospectus describes one class of shares of each Fund -- Primary A Shares.




This Prospectus sets forth concisely the information about each Fund that a prospective purchaser of Primary A Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Funds, Inc. is contained in a separate
Statement of Additional Information (the "SAI"), that has been filed with the Securities and Exchange
Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The
SAI for Nations Funds, Inc., dated May 23, 1997, is incorporated by reference in its entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is investment adviser to the Funds. Kleinwort Benson
Investment Management Americas Inc. ("Kleinwort
Benson") is investment sub-adviser to Nations
International Growth Fund, TradeStreet Investment
Associates, Inc. ("TradeStreet") is investment sub-adviser to Nations Small Company Growth Fund and
Boatmen's Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government
Bond Fund. As used herein the term "Adviser" shall mean NBAI, Kleinwort Benson, TradeStreet and/or
Boatmen's as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUNDS, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                                    For Fund information call:
                                                    1-800-626-2275
                                                    Nations Funds
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    Nations Funds logo
                                                    appears here.

                            Table  Of  Contents
About The
Funds                       Prospectus Summary                                 3


                            Expenses Summary                                   4
                            Financial Highlights                               5
                            Objectives                                         8
                            How Objectives Are Pursued                         8
                            How Performance Is Shown                          11
                            How The Funds Are Managed                         12
                            Organization And History                          14

About Your
Investment                  How To Buy Shares                                 15
                            How To Redeem Shares                              16
                            How To Exchange Shares                            16
                            How The Funds Value Their Shares                  17
                            How Dividends And Distributions Are Made;
                            Tax Information                                   17
                            Appendix A -- Portfolio Securities                18
                            Appendix B -- Description Of Ratings              26






                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANY: Open-end management investment company.


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


(Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



(Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



(Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.



(Bullet) INVESTMENT ADVISER: NBAI serves as the investment adviser to the Funds.
         NBAI provides investment advice to more than 50 investment company portfolios in the Nations Funds Family. Kleinwort Benson provides sub-advisory services to Nations International Growth Fund, TradeStreet provides sub-advisory services to Nations Small Company Growth Fund, and Boatmen's provides sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Growth Fund and
         Nations Small Company Growth Fund declare and pay dividends from net investment income quarterly and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.



(Bullet) PRINCIPAL RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds may invest in securities of developing countries, which presents special risks such as foreign currency fluctuations and economic and political risks. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



         Nations International Growth Fund is designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in the Nations International Growth Fund."



(Bullet) MINIMUM PURCHASE: $500,000 minimum initial investment per record holder. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


PRIMARY A SHARES


                                                             Nations          Nations              Nations
                                                          International    Small Company       U.S. Government
                                                           Growth Fund      Growth Fund           Bond Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                               None             None                 None
Deferred Sales Load                                           None             None                 None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees (After Fee Waivers)                           .90%             .75%            .40%
All Other Expenses                                            .22%             .20%            .20%
Total Operating Expenses (After Fee Waivers)                  1.12%            .95%            .60%



EXAMPLES: You would pay the following expenses on a $1,000 investment in Primary A Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                  Nations              Nations
                                               International        Small Company
                                                Growth Fund          Growth Fund

1 Year                                           $      11            $      10
3 Years                                          $      36            $      30
5 Years                                          $      62            $      53
10 Years                                         $     136            $     117

                                                  Nations
                                              U.S. Government
                                                 Bond Fund
1 Year                                           $       6
3 Years                                          $      19
5 Years                                          $      33
10 Years                                         $      75



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary A Shares will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Absent fee waivers, "Management Fees" and "Total Operating Expenses" for the following Funds would have been as follows: Nations Small Company Growth
Fund -- 1.00% and 1.31%, respectively; and Nations U.S. Government Bond
Fund -- .60% and .80%, respectively. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."



THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights



The following information for Primary A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the Financial Highlights in the January 2, 1997 Prospectuses for the Pilot Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor Funds to the current Nations Funds listed above. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. This information should be read in conjunction with the predecessor Funds' annual financial statements and the respective notes thereto, which are incorporated by reference into the SAI.



NATIONS INTERNATIONAL GROWTH FUND


                                                                                 YEAR             YEAR             YEAR
                                                                                 ENDED            ENDED            ENDED
PRIMARY A SHARES (FORMERLY PILOT SHARES)                                       08/31/96         08/31/95         08/31/94
Operating performance:
Net asset value at the beginning of the period                               $     16.24      $     16.34      $     14.14
Net investment income                                                        $      0.18      $      0.13(f)   $      0.11(f)
Net realized and unrealized capital gain/(loss) on investments               $      1.61      $     (0.22)(f)  $      1.65(f)
Net realized and unrealized gain/(loss) on foreign currency related
  transactions                                                               $     (0.13)     $      0.39(f)   $      0.59(f)
Total income (loss) from investments                                         $      1.66      $      0.30      $      2.35
Distributions from net investment income                                     $     (0.46)     $     (0.11)              --
Distributions from net realized gain on investments and foreign currency
  related transactions                                                       $     (0.39)     $     (0.29)     $     (0.15)
Net asset value at the end of the period                                     $     17.05      $     16.24      $     16.34
Total return (a)                                                                   10.64%            2.08%           16.75%
Portfolio turnover rate (g)                                                        22.31%           35.91%           35.40%
Ratio of expenses to average net assets                                             1.08%            1.18%            1.12%
Ratio of net investment income (loss) to average net assets                         0.69%            0.82%            0.75%
Net assets at end of period (in 000's)                                       $   579,019      $   363,212      $   307,561
Average Commission Rate (h)                                                      $0.0160

                                                                                 EIGHT
                                                                                MONTHS
                                                                                 ENDED
PRIMARY A SHARES (FORMERLY PILOT SHARES)                                     08/31/93 (b)
Operating performance:
Net asset value at the beginning of the period                               $    13.15
Net investment income                                                        $    (0.01)(f)
Net realized and unrealized capital gain/(loss) on investments               $     1.10(f)
Net realized and unrealized gain/(loss) on foreign currency related
  transactions                                                               $    (0.10)(f)
Total income (loss) from investments                                         $     0.99
Distributions from net investment income                                             --
Distributions from net realized gain on investments and foreign currency
  related transactions                                                               --
Net asset value at the end of the period                                     $    14.14
Total return (a)                                                                   7.53%(c)
Portfolio turnover rate (g)                                                       26.65%(c)(e)
Ratio of expenses to average net assets                                            1.31%(d)
Ratio of net investment income (loss) to average net assets                       (0.56)%(d)
Net assets at end of period (in 000's)                                       $  195,548
Average Commission Rate (h)



 (a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges.



 (b) Pilot Shares were initially issued on July 26, 1993.



 (c) Not annualized.



 (d) Annualized.



 (e) Calculated on a portfolio-wide level and excludes the transfer of assets effective on August 6, 1993.



 (f) Calculated based on the average shares outstanding methodology.



 (g) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.



(h) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions, for the time period of May 4, 1996 to August 31, 1996, divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

NATIONS SMALL COMPANY GROWTH FUND


                                                                                                                           PERIOD
                                                                                                                            ENDED

PRIMARY A SHARES (FORMERLY PILOT SHARES)                                                                                 08/31/96(a)

Operating performance:
Net asset value at the beginning of the period                                                                          $   10.00
Net investment income                                                                                                   $    0.09
Net realized and unrealized gain on investments and futures                                                             $    0.64
Total income from investment operations                                                                                 $    0.73
Distributions from net investment income                                                                                $   (0.08)
Net asset value at the end of the period                                                                                $   10.65
Total return (b)                                                                                                             7.37%
Ratio of expenses to average net assets (c)                                                                                  1.00%
Ratio of net investment income to average net assets (c)                                                                     1.06%
Portfolio turnover rate (e)                                                                                                    31%
Net assets at end of period (in 000's)                                                                                  $  70,483
Ratio of expenses to average net assets (assuming no waivers or expense reimbursements)                                     1.54%(c)
Ratio of net investment income to average net assets (assuming no waivers or expense reimbursements)                        0.52%(c)
Average Commission Rate (d)                                                                                                $.0340




(a) Share activity commenced December 12, 1995.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.


(c) Annualized.


(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions, for the time period of May 4, 1996 to August 31, 1996, divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

NATIONS U.S. GOVERNMENT BOND FUND


                                                                                                            PERIOD
                                                                                                             ENDED
PRIMARY A SHARES (FORMERLY PILOT SHARES)                                                                   08/31/96
Operating performance:
Net asset value at the beginning of the period                                                           $     11.20
Net investment income                                                                                    $      0.61
Net realized and unrealized gain on investment transactions                                              $     (0.22)
Total income from investment operations                                                                  $      0.39
Distributions from net investment income                                                                 $     (0.61)
Distributions from net realized gains                                                                    $     (0.45)
Net asset value at the end of the period                                                                 $     10.53
Total return (b)                                                                                                3.46%
Ratio of expenses to average net assets                                                                         0.65%
Ratio of net investment income to average net assets                                                            5.61%
Portfolio turnover rate (d)                                                                                       87%
Net assets at end of period (in 000's)                                                                   $   145,066
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)                          0.82%
Ratio of net investment income to average net assets (assuming no waiver or expense reimbursements)             5.44%


                                                                                                            PERIOD

                                                                                                             ENDED

PRIMARY A SHARES (FORMERLY PILOT SHARES)                                                                  08/31/95(a)

Operating performance:
Net asset value at the beginning of the period                                                           $     10.00
Net investment income                                                                                    $      0.56
Net realized and unrealized gain on investment transactions                                              $      1.20
Total income from investment operations                                                                  $      1.76
Distributions from net investment income                                                                 $     (0.56)
Distributions from net realized gains                                                                             --
Net asset value at the end of the period                                                                 $     11.20
Total return (b)                                                                                               18.03%
Ratio of expenses to average net assets                                                                         0.62%(c)
Ratio of net investment income to average net assets                                                            6.45%(c)
Portfolio turnover rate (d)                                                                                      132%
Net assets at end of period (in 000's)                                                                   $   137,621
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)                          0.87%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense reimbursements)             6.20%(c)




(a) Pilot share activity commenced November 7, 1994.



(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return is not annualized.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

   Objectives


NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.



   How Objectives Are Pursued



NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.



The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard & Poor's Corporation ("S&P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World Bank), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and other obligations issued or guaranteed as to payment of principal and interest by a number of U.S. Government agencies and instrumentalities ("U.S. Government Obligations"). The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".



GENERAL: Each of the Funds may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk-management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations U.S. Government Bond Fund may engage in interest rate swaps, caps and floors for hedging purposes, reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.



Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.


SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing.



Investors in Nations International Growth Fund should be aware that the Fund may, from time to time, invest in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors should also understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which the Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets can also impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Growth Fund.



PORTFOLIO TURNOVER: Generally, Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will be 50% for Nations International Growth Fund, 125% for Nations Small Company Growth Fund, and 100% for Nations U.S. Government Bond Fund.


RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instru-ments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objectives and do not unduly increase the Funds' exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."



INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Obligations are not considered members of any industry.)


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than U.S. Government Obligations), if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



4. Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.


The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without a vote of the Fund's shareholders. Shareholders however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.



   How Performance Is Shown



From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvest-ment of all dividends and capital gain distributions. Total return may also be presented for other periods.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.



Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.



In addition to Primary A Shares, the Funds offer Primary B, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Institution, as defined below.


   How The Funds Are Managed


The business and affairs of Nations Funds, Inc. are managed under the direction of its Board of Directors. Nations Funds, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Funds, Inc.



INVESTMENT ADVISER: NBAI serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



Kleinwort Benson, with principal offices at 200 Park Avenue, New York, New York 10166, serves as investment sub-adviser to Nations International Growth Fund. Kleinwort Benson is the SEC registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends.



TradeStreet, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations Small Company Growth Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's serves as investment sub-advisor to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.



Subject to the general supervision of Nations Funds, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the rate of: .90% of the average daily net assets of Nations International Growth Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and .60% of the average daily net assets of Nations U.S. Government Bond Fund.



For the services provided and the expenses assumed pursuant to various Sub-Advisory Agreements, NBAI will pay Kleinwort Benson sub-advisory fees at the rate of

 .40% of Nations International Growth Fund's average net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. NBAI will pay TradeStreet sub-advisory fees at the rate of .25% of the average net assets of Nations Small Company Growth Fund and pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or Kleinwort Benson and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.



C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Small Company Growth Fund. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.



A committee primarily composed of Kleinwort Benson personnel is responsible for the management of Nations International Growth Fund. The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds. For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of .01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary A Shares of the Funds.

NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of each Fund, except Nations International Growth Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Primary A Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Growth Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except Nations International Growth Fund, for which BONY is already serving as Custodian.



BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY shall receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary A Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.


EXPENSES: The accrued expenses of each Fund are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Any general expenses of Nations Funds, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Funds, Inc. or in such other manner as the Board of Directors determines is fair and equitable.


   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Funds Trust, Nations Funds, Inc., Nations Portfolios and Nations Institutional Reserves. The Nations Funds Family currently has more than 50 distinct investment portfolios and total assets in excess of $20 billion.



Nations Funds, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Funds, Inc.'s fiscal year end is March 31; prior to 1996, Nations Funds, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Funds, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary A Shares of the following funds of Nations Funds, Inc.: Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-626-2275.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Funds, Inc., less (b) the liabilities of Nations Funds, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.

Shareholders of Nations Funds, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Funds, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Funds, Inc. There are no preemptive rights applicable to any of Nations Funds, Inc.'s shares. Nations Funds, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of May 23, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Funds, Inc. and therefore could be considered to be a controlling person of Nations Funds, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Funds, Inc.'s SAI. It is anticipated that Nations Funds, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


About Your Investment

   How To Buy Shares


Primary A Shares may be sold to NationsBank and its affiliates acting on behalf of bona fide trust customers. Primary A Shares also may be sold to employee benefit plans, charitable foundations, endowments and to other funds in the Nations Funds Family.


Primary A Shares are sold at net asset value without the imposition of a sales charge. Financial institutions ("Institutions") acting on behalf of their customers ("Customers") may establish certain procedures for processing Customers' purchase orders and may charge their Customers for services provided to them in connection with their investments.


Purchases of the Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").



There is a minimum initial investment of $500,000 for each record holder; there is no minimum subsequent investment.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary A Shares is recorded on the books of the Funds, and share certificates are not issued. It is the responsibility of Institutions, when applicable, to record beneficial ownership of Primary A Shares and to reflect such ownership in the account statements provided to their Customers.



Purchase orders for Primary A Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution or investor placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution or investor. Primary A Shares are purchased at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent.



Institutions are responsible for transmitting orders for purchases of Primary A Shares by their Customers, and for delivering required funds, on a timely basis. It is Stephens' responsibility to transmit orders it receives to Nations Funds.

   How To Redeem Shares


Redemption proceeds are normally remitted in federal funds wired to the redeeming Institution or investor within three Business Days following receipt of the order.



Nations Funds may redeem a shareholder's Primary A Shares if the balance in such shareholder's account with the Fund drops below $500 as a result of redemptions, and the shareholder does not increase the balance to at least $500 on 60 days' written notice. If a Customer has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the Customer may be obliged to redeem all or a part of his or her Primary A Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Institutions are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary A Shares and may establish additional procedures. Information concerning any charges or procedures is available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.


   How To Exchange Shares

The exchange feature enables a shareholder of Primary A Shares of a Fund to acquire Primary A Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary A Shares for Primary A Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.


If you have telephone exchange privileges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the entity through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary A Shares may be exchanged by directing a request directly to the Institution, if any, through which the original Primary A Shares were purchased or in other cases Stephens or the Transfer Agent. Investors should consult their Institution, Stephens, or the Transfer Agent for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   How The Funds Value Their Shares


The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Directors.


   How Dividends And Distributions Are Made;
   Tax Information

DIVIDENDS AND DISTRIBUTIONS


Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Nations International Growth Fund and Nations Small Company Growth Fund declare and pay dividends from net investment income each calendar quarter, and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary A Shares of Nations U.S. Government Bond Fund are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary A Shares of Nations International Growth Fund and Nations Small Company Growth Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.



The net asset value of Primary A Shares in the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Dividends are paid within five Business Days after the end of each month. Dividends are paid in the form of additional Primary A Shares of the same Fund unless the Customer or investor has elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Fund's Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary A Shares.


TAX INFORMATION

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)


Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Growth Fund and Nations Small Company Growth Fund, may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by such Fund to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to such Funds' shareholders. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares.



Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.



Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.



Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.


Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools under-lying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.



U.S. dollar denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.


BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Funds may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.


Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.



COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.



CURRENCY SWAPS: Nations International Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an accept-
able degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.



The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.



OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on uninvested cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pur-suant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.



Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. Certain Funds may invest in securities with demand features where (a) the security or its issuer has received a short-term rating from an NRSRO; and (b) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer. (Note, however, that certain securities first issued on or before June 3, 1996 are not subject to these rating and notice requirements.) An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.

   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- When issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                    PRIMARY B SHARES
                                        MAY 23, 1997


                                                    Nations International
                                                    Growth Fund

                                                    Nations Small
                                                    Company Growth
                                                    Fund

                                                    Nations U.S.
                                                    Government Bond
                                                    Fund




This Prospectus describes NATIONS INTERNATIONAL
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND and
NATIONS U.S. GOVERNMENT BOND FUND (the "Funds") of
Nations Funds, Inc. an open-end management investment company in the Nations Funds Family
("Nations Funds" or "Nations Funds Family"). This
Prospectus describes one class of shares of each Fund -- Primary B Shares.




This Prospectus sets forth concisely the information about Nations Funds that a prospective purchaser of Primary B Shares should consider before investing.
Investors should read this Prospectus and retain it for future reference. Additional information about
Nations Funds, Inc. is contained in a separate
Statement of Additional Information, that has been filed with the Securities and Exchange Commission
(the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations Funds, Inc. is dated May 23, 1997, is incorporated by reference in its entirety into this Prospectus. NationsBanc Advisors, Inc. ("NBAI") is investment adviser to the Funds. Kleinwort Benson
Investment Management Americas Inc. ("Kleinwort
Benson") is investment sub-adviser to Nations
International Growth Fund, TradeStreet Investment
Associates, Inc. ("TradeStreet") is investment sub-adviser to Nations Small Company Growth Fund and
Boatmen's Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government
Bond Fund. As used herein the term "Adviser" shall mean NBAI, Kleinwort Benson, TradeStreet and/or
Boatmen's as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.



NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUNDS, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.


TR-97211-597


                                                    For Fund information call:
                                                    1-800-621-2192
                                                    Nations Funds
                                                    c/o Stephens Inc.
                                                    One NationsBank Plaza
                                                    33rd Floor
                                                    Charlotte, NC 28255

                                                    (Nations Fund Logo
                                                    appears here.)

                            Table  Of  Contents

About The
    Funds                   Prospectus Summary                                 3


                            Expenses Summary                                   4
                            Objectives                                         6
                            How Objectives Are Pursued                         6
                            How Performance Is Shown                          10
                            How The Funds Are Managed                         10
                            Organization And History                          13






About Your
Investment                  How To Buy Shares                                 13
                            How To Redeem Shares                              14
                            How To Exchange Shares                            14
                            Shareholder Administration Arrangements           15
                            How The Funds Value Their Shares                  16
                            How Dividends And Distributions Are Made; Tax
                            Information                                       16
                            Appendix A -- Portfolio Securities                17
                            Appendix B -- Description Of Ratings              25






                            NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                            INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANY: Open-end management investment company.


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


         (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.



(Bullet) INVESTMENT ADVISER: NBAI serves as the investment adviser to the Funds.
         NBAI provides investment advice to more than 50 investment company portfolios in the Nations Funds Family. Kleinwort Benson provides sub-advisory services to Nations International Growth Fund, TradeStreet provides sub-advisory services to Nations Small Company Growth Fund, and Boatmen's provides sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Growth Fund and
         Nations Small Company Growth Fund declare and pay dividends from net investment income quarterly and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.



(Bullet) PRINCIPAL RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not not be able to pay principal and/or interest when due. Certain of the Funds may invest in securities of developing countries, which presents special risks such as foreign currency fluctuations and economic and political risks. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."



         Nations International Growth Fund, is designed for long-term investors seeking international diversification and who are willing to bear the risks associated with international investing, such as foreign currency fluctuations and economic and political risks. For a discussion of these factors, see "How Objectives Are Pursued -- Special Risk Considerations Relevant to an Investment in Nations International Growth Fund."


(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder.
         See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Primary B Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


PRIMARY B SHARES


                                                                                                                 Nations
                                                                                              Nations             Small
                                                                                           International         Company
                                                                                            Growth Fund        Growth Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases1                                                                  None               None
Deferred Sales Load                                                                               None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees
  (After Fee Waivers)                                                                             .90%               .75%
Other Expenses
  (After Expense Reimbursements)                                                                  .72%               .70%
Total Operating Expenses (After Fee Waivers
  and Expense Reimbursements)                                                                    1.62%              1.45%


                                                                                              Nations
                                                                                               U.S.
                                                                                            Government
                                                                                             Bond Fund
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases1                                                                  None
Deferred Sales Load                                                                               None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees
  (After Fee Waivers)                                                                             .40%
Other Expenses
  (After Expense Reimbursements)                                                                  .70%
Total Operating Expenses (After Fee Waivers
  and Expense Reimbursements)                                                                    1.10%



1 Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution (as defined below). Institutions, however, may charge the accounts of their customers for services provided in connection with the purchase or redemption of shares.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Primary B Shares of the indicated Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                               Nations              Nations
                                                                                            International        Small Company
                                                                                             Growth Fund          Growth Fund

1 Year                                                                                        $      16            $      15
3 Years                                                                                       $      51            $      46

                                                                                               Nations
                                                                                           U.S. Government
                                                                                              Bond Fund
1 Year                                                                                        $      11
3 Years                                                                                       $      35


The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Primary B Shares will bear either directly or indirectly. The "Other Expenses" figures in the above tables are based on estimated amounts for each Fund's current fiscal year and reflect anticipated fee waivers and reimbursements. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed."


Absent fee waivers and expense reimbursements, "Management Fees," "Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated fund would have been as follows: Nations Small Company Growth Fund -- 1.00%,
 .91% and 1.91%, respectively; and Nations U.S. Government Bond Fund -- .60%, .80%, and 1.40%, respectively. Absent fee waivers and expense reimbursements,
"Other Expenses" and "Total Operating Expenses" for Primary B Shares of the indicated Fund would have been as follows: Nations International Growth
Fund -- .82% and 1.72%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Objectives


NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.


Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market.

   How Objectives Are Pursued


NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.



The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard & Poor's Corporation ("S&P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World Bank), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and other obligations issued or guaranteed as to payment of principal and interest by a number of U.S. Government agencies and instrumentalities ("U.S. Government Obligations"). The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".



GENERAL: Each of the Funds may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations U.S. Government Bond Fund may engage in interest rate swaps, caps and floors for hedging purposes, reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.



Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing.



Investors in Nations International Growth Fund should be aware that the Fund may, from time to time, invest in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors should also understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which the Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets can also impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Growth Fund.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will be 50% for Nations International Growth Fund, 125% for Nations Small Company Growth Fund, and 100% for Nations U.S. Government Bond Fund.



RISK CONSIDERATIONS: Although the Adviser of Nations International Growth Fund will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.

Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, I.E., that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with the Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Obligations are not considered members of any industry.)


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than U.S. Government Obligations), if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



4. Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.


The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without a vote of the Fund's shareholders. Shareholders however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.


In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.



"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio and such Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Primary B Shares, the Funds offer Primary A, Investor A, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a Fund's shares. Any fees charged by an institution and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an Investor's Institution, as defined below.

   How The Funds Are Managed


The business and affairs of each of Nations Funds, Inc. are managed under the direction of its Board of Directors. Nations Funds, Inc. SAI contains the names of and general background information concerning each Director of Nations Fund, Inc.



INVESTMENT ADVISER: NBAI serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NationsBank has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



Kleinwort Benson, with principal offices at 200 Park Avenue, New York, New York 10166, serves as investment sub-adviser to Nations International Growth Fund. Kleinwort Benson is the SEC registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends.



TradeStreet, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations Small Company Growth Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.



Subject to the general supervision of Nations Funds, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securi-ties and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.


For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the rate of: .90% of the average daily net assets of Nations International Growth Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and .60% of the average daily net assets of Nations U.S. Government Bond Fund.



For the services provided and the expenses assumed pursuant to various Sub-Advisory Agreements, NBAI will pay Kleinwort Benson sub-advisory fees at the rate of .40% of Nations International Growth Fund's average net assets, up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. NBAI will pay TradeStreet sub-advisory fees at the rate of .25% of the average net assets of Nations Small Company Growth Fund and pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or Kleinwort Benson and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.



C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Small Company Growth Fund. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.



A committee primarily composed of Kleinwort Benson personnel is responsible for the management of Nations International Growth Fund. The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.

NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to Institutions which assist customers in purchasing Primary B Shares of the Funds.



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of each Fund, except Nations International Growth Fund. NationsBank of Texas, which also serves as the sub-transfer agent for each Fund's Primary B Shares, is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Growth Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except Nations International Growth Fund, for which BONY is already serving as Custodian.



BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY shall receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Primary B Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109. NationsBank of Texas also serves as the sub-transfer agent for each Fund's Primary B Shares and is entitled to receive an annual fee of $251,000 from First Data for performing such services.



Price Waterhouse LLP serves as independent accountants to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of each Fund, as well as certain expenses attributable to Primary B Shares, are deducted from the Fund's total accrued income before dividends are declared. These expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; fees (including fees paid to Nations Fund's trustees, directors and officers); federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodians and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Primary B Shares also bear certain shareholder servicing costs. Any general expenses of Nations Funds, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Funds, Inc. or in such other manner as the Board of Directors determines is fair and equitable.

   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Funds Trust, Nations Funds, Inc., Nations Portfolios and Nations Institutional Reserves. The Nations Funds Family currently has more than 50 distinct investment portfolios and total assets in excess of $20 billion.



Nations Funds, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Funds, Inc.'s fiscal year end is March 31; prior to 1996, Nations Funds, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Funds, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Primary B Shares of the following funds of Nations Fund, Inc.: Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund. To obtain additional information regarding the Funds' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-621-2192.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Fund, Inc., less (b) the liabilities of Nations Funds, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Funds, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Funds, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Funds, Inc. There are no preemptive rights applicable to any of Nations Funds, Inc.'s shares. Nations Funds, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of May 23, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Funds, Inc. for purposes of the Investment Company Act of 1940 ("the 1940 Act"). For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Fund, Inc.'s SAI. It is anticipated that Nations Funds, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.


About Your Investment

   How To Buy Shares


Primary B Shares may be purchased through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) ("Institutions") that have entered into a shareholder administration agreement (an "Administration Agreement") with Nations Funds and/or a selling agreement with Stephens.


Primary B Shares are purchased at net asset value per share without the imposition of a sales charge according to procedures established by the Institution. Institutions, however, may charge the accounts of their customers ("Customers") for services provided in connection with the purchase of shares. Purchases of the Funds may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Day").

There is a minimum initial investment of $1,000 for each record holder; there is no minimum subsequent investment.


Pursuant to the Administration Agreements, Institutions will provide various shareholder services for their Customers that own Primary B Shares. From time to time, Nations Funds may voluntarily reduce the maximum fees payable for shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Primary B Shares is recorded on the books of the Funds, and share certificates are not issued.

Purchase orders for Primary B Shares in the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund's Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Institution.


Institutions are responsible for transmitting orders for purchases of Primary B Shares by their Customers, and for delivering required funds, on a timely basis. It is the responsibility of Stephens to transmit orders it receives to Nations Funds.


   How To Redeem Shares


Customers may redeem all or part of their Primary B Shares in accordance with instructions and limitations pertaining to their account at an Institution. It is the responsibility of the Institutions to transmit redemption orders to Stephens or to the Transfer Agent and to credit their Customers' accounts with the redemption proceeds on a timely basis. It is the responsibility of Stephens to transmit orders that it receives to Nations Funds. No charge for wiring redemption payments is imposed by Nations Funds, although the Institutions may charge their Customer accounts for these or other services provided in connection with the redemption of Primary B Shares. Information concerning these services and any charges are available from the Institutions. Redemption orders are effected at the net asset value per share next determined after acceptance of the order by Stephens or by the Transfer Agent.


With respect to the Funds, redemption proceeds are normally remitted in federal funds wired to the redeeming Institution within three Business Days following receipt of the order.


Nations Funds may redeem a shareholder's Primary B Shares if the balance in such shareholder's account drops below $500 as a result of redemptions, and the shareholder does not increase his or her balance to at least $500 on 60 days' written notice. If a shareholder has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution, and the balance in such Institution account falls below that minimum, the shareholder may be obliged to redeem all or a part of his or her Primary B Shares in the Funds to the extent necessary to maintain the required minimum balance in such Institution account. Nations Funds also may redeem shares involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.


   How To Exchange Shares

The exchange feature enables a shareholder of Primary B Shares of a Fund to acquire Primary B Shares of another Fund when that shareholder believes that a shift between Funds is an appropriate investment decision. An exchange of Primary B Shares for Primary B Shares of another Fund is made on the basis of the next calculated net asset value per share of each Fund after the exchange order is received.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

Provided your Institution allows telephone exchanges, during periods of significant economic or market change, such telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing your request directly to the Institution through which the original shares were purchased. Investors should consult their Institution or Stephens for further information regarding exchanges.

Primary B Shares may be exchanged by directing a request directly to the Institution through which the original Primary B Shares were purchased or in some cases Stephens or the Transfer Agent. Investors should consult their Institution or Stephens for further information regarding exchanges. Your exchange feature may be governed by your account agreement with your Institution.

   Shareholder Administration Arrangements

The Funds have adopted a Shareholder Administration Plan (the "Administration Plan") pursuant to which Institutions provide shareholder administration services to their Customers who from time to time beneficially own Primary B Shares. Payments under the Administration Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.60% of the average daily net asset value of the Primary B Shares beneficially owned by Customers with whom the Institutions have a servicing relationship. Additionally, in no event may the portion of the shareholder administration fee that constitutes a "service fee," as that term is defined in Article III, Section 26(b)(9) of the Rules of Fair Practice of the NASD, exceed 0.25% of the average daily net asset value of such Primary B Shares of a Fund. Holders of Primary B Shares will bear all fees paid to Institutions under the Administration Plan.

Such shareholder administration services supplement the services provided by Stephens, First Data and the Transfer Agent to shareholders of record. The shareholder administration services provided by Institutions may include: (i) aggregating and processing purchase and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services; and (xii) providing such other similar services as may be reasonably requested.


Nations Funds may suspend or reduce payments under the Administration Plan at any time, and payments are subject to the continuation of the Administration Plan described above and the terms of the Administration Agreement between Institutions and Nations Funds. See the SAI for more details on the Administration Plan.


The Administration Plan also provides that, to the extent any portion of the fees payable under the Administration Plan is deemed to be for services primarily intended to result in the sale of Fund shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act.


Nations Funds understands that Institutions may charge fees to their Customers who are the owners of Primary B Shares in connection with their Customers' accounts. These fees would be in addition to any amounts which may be received by an Institution under its Administration Agreement with Nations Funds. The Administration Agreement requires an Institution to disclose to its Customers any compensation payable to the Institution by Nations Funds and any other compensation payable by the Customers in connection with the investment of their assets in Primary B Shares. Customers of Institutions should read this Prospectus in light of the terms governing their accounts with their Institutions.

Conflict of interest restrictions may apply to the receipt by Institutions of compensation from Nations Funds in connection with the investment of fiduciary assets in Primary B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Primary B Shares.


   How The Funds Value Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the Funds are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


The Funds' portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities are valued at their fair value following procedures approved by the Directors.


   How Dividends And Distributions Are Made;
   Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Nations International Growth Fund and Nations Small Company Growth Fund declare and pay dividends from net investment income each calendar quarter, and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Primary B Shares of Nations U.S. Government Bond Fund are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Primary B Shares of Nations International Growth Fund and Nations Small Company Growth Fund are eligible to receive dividends when declared, provided however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Primary B Shares in the Funds will be reduced by the amount of any dividend or distribution. Dividends and distributions are paid in cash within five Business Days of the end of the month or quarter to which the dividend relates. Certain purchasing Institutions may provide for the reinvestment of dividends in additional Primary B Shares of the same Fund. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his or her Primary B Shares in a Fund. Each Fund's net investment income available for distribution to the holders of Primary B Shares will be reduced by the amount of administration fees payable to Institutions under the Administration Agreements.

TAX INFORMATION: Each Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income tax to the extent its earnings are distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss will be taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an Individual Retirement Account are generally deferred under the Code.)

Corporate shareholders in the Funds may be entitled to the dividends-received deduction for distributions from those Funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing Fund. Corporate shareholders of Nations International Growth Fund and Nations Small Company Growth Fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by these Funds to the extent that each such Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the net realized long-term capital gains of the Funds, if any, will be distributed at least annually to such Funds' shareholders. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to such shareholders who are not currently exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held such Funds' shares and whether such gains are received in cash or reinvested in additional shares.


Portions of each Fund's investment income may be subject to foreign income taxes withheld at their source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Generally, more than 50% of the value of the total assets of each Fund will consist of securities of foreign issuers, and therefore each Fund may elect to "pass through" to its shareholders these foreign taxes, if any. In such event each shareholder will be required to include his or her pro rata portion thereof in his or her gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit against U.S. income tax for such amount.


Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state and local taxes.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply. If the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding, the Fund is required by the Internal Revenue Service to withhold 31% of any dividend (other than exempt-interest dividends) and/or redemption (including exchange redemptions). Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of this Prospectus identifies each Fund's permissible investments, and the SAI contains more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.


Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. Government obligations.

A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a

Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage-backed securities, see the SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. In addition, certain of the Funds may use reverse repurchase agreements for the purpose of investing the proceeds in tri-party repurchase agreements as discussed below. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Fund's asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


CURRENCY SWAPS: Nations International Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.



The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as equity swap contracts, interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of credit worthy and when, in their judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.



Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law.

The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The mod-ifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR A SHARES
                                       MAY 23, 1997



                                                     Nations International
                                                      Growth Fund
                                                     Nations Small Company
                                                      Growth Fund
                                                     Nations U.S. Government
                                                      Bond Fund


This Prospectus describes NATIONS INTERNATIONAL
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND AND
NATIONS U.S. GOVERNMENT BOND FUND (the "Funds") of
Nations Funds, Inc., an open-end management investment company in the Nations Funds Family
("Nations Funds" or "Nations Funds Family"). This
Prospectus describes one class of shares of the Funds -- Investor A Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor A Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Funds, Inc. is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations
Funds, Inc., dated May 23, 1997, is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is investment adviser to the Funds. Kleinwort Benson Investment
Management Americas Inc. ("Kleinwort Benson") is investment sub-adviser to Nations International
Growth Fund, TradeStreet Investment Associates,
Inc. ("TradeStreet") is investment sub-adviser to Nations Small Company Growth Fund and Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government
Bond Fund. As used herein the term "Adviser" shall mean NBAI, Kleinwort Benson, TradeStreet and/or
Boatmen's as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUNDS, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     (Nations Funds Logo
                                                     appears here.)
NF-97210-597

                             Table  Of  Contents

About The
    Funds                    Prospectus Summary                                3

                             Expenses Summary                                  4
                             Financial Highlights                              6
                             Objectives                                       10
                             How Objectives Are Pursued                       10
                             How Performance Is Shown                         15
                             How The Funds Are Managed                        16
                             Organization And History                         19





About Your
Investment                   How To Buy Shares                                20
                             How To Redeem Shares                             22
                             How To Exchange Shares                           23
                             Shareholder Servicing And Distribution Plans     24
                             How The Funds Value Their Shares                 26
                             How Dividends And Distributions Are Made;
                             Tax Information                                  26
                             Appendix A -- Portfolio Securities               27
                             Appendix B -- Description Of Ratings             37




                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS'
                             SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANY: Open-end management investment company.


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


         (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.



(Bullet) INVESTMENT ADVISER: NBAI serves as the investment adviser to the Funds.
         NBAI provides investment advice to more than 50 investment company portfolios in the Nations Funds Family. Kleinwort Benson provides sub-advisory services to Nations International Growth Fund, TradeStreet provides sub-advisory services to Nations Small Company Growth Fund, and Boatmen's provides sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Growth Fund and
         Nations Small Company Growth Fund declare and pay dividends from net investment income quarterly and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains, are distributed at least annually.



(Bullet) PRINCIPAL RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds may invest in securities of developing countries, which presents special risks such as foreign currency fluctuations and economic and political risks. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued-Risk Considerations" and "Appendix
         A -- Portfolio Securities."

(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction-Individual Retirement Accounts. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor A Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR A SHARES

                                                                                                       Nations
                                                                                    Nations         Small Company
                                                                                 International         Growth
                                                                                  Growth Fund           Fund

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases                                                 None               None
Maximum Deferred Sales Charge                                                           None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees (After Fee Waivers)                                                      .90%               .75%
Rule 12b-1 Fees (Including Shareholder Servicing Fees)                                   .25%               .25%
Other Expenses                                                                           .22%               .20%
Total Operating Expenses (After Fee Waivers)                                            1.37%              1.20%

                                                                                    Nations
                                                                                U.S. Government
                                                                                     Bond
                                                                                     Fund
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases                                                 None
Maximum Deferred Sales Charge                                                           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees (After Fee Waivers)                                                      .40%
Rule 12b-1 Fees (Including Shareholder Servicing Fees)                                   .25%
Other Expenses                                                                           .20%
Total Operating Expenses (After Fee Waivers)                                             .85%

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor A Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                                     Nations
                                                                                                      Small
                                                                                Nations              Company
                                                                             International           Growth
                                                                              Growth Fund             Fund

1 Year                                                                         $      14            $      12
3 Years                                                                        $      43            $      38
5 Years                                                                        $      75            $      66
10 Years                                                                       $     165            $     145


                                                                                Nations
                                                                            U.S. Government
                                                                                 Bond
                                                                                 Fund
1 Year                                                                         $       9
3 Years                                                                        $      27
5 Years                                                                        $      47
10 Years                                                                       $     105



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A Shares of the Funds will bear either directly or indirectly. The amounts in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and reimbursements will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans." Absent fee waivers, "Management Fees" and "Total Operating Expenses" for the following Funds would have been as follows: Nations Small Company Growth Fund -- 1.00% and 1.56%, respectively; and Nations U.S. Government Bond Fund -- .60% and 1.05%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights



The following information for Investor A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the Financial Highlights in the January 2, 1997 Prospectuses for the Class A Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor Funds to the current Nations Funds listed above. This information (except for the years from 12/31/87 to 12/31/92 with respect to the Pilot International Equity Fund) has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. This information should be read in conjunction with the predecessor Funds' annual financial statements and the respective notes thereto, which are incorporated by reference into the SAI.



NATIONS INTERNATIONAL GROWTH FUND



                                                                                                       EIGHT
                                                 YEAR              YEAR              YEAR             MONTHS              YEAR
INVESTOR A SHARES                               ENDED             ENDED             ENDED              ENDED             ENDED
  (FORMERLY CLASS A SHARES)                    08/31/96        08/31/95(i)         08/31/94          08/31/93        12/31/92(a)(b)
Operating performance:
Net asset value at the beginning of the
  period                                      $   16.14         $   16.29         $   14.13       $   11.85            $   12.29
Net investment income                         $    0.04         $    0.08(h)      $    0.07(h)    $    0.02(h)         $    0.04(h)
Net realized and unrealized capital
  gain/(loss) on investments                  $    1.69         $   (0.22)(h)     $    1.65(h)    $    2.51(h)         $   (0.46)(h)
Net realized and unrealized gain/(loss)
  on foreign currency related
  transactions (c)                            $   (0.12)        $    0.39(h)      $    0.59(h)    $   (0.25)(h)               --
Total income (loss) from investments          $    1.61         $    0.25         $    2.31       $    2.28            $   (0.42)
Distributions from net investment income      $   (0.46)        $   (0.11)        $      --       $      --            $   (0.02)
Distributions from net realized gain on
  investments and foreign currency
  related transactions                        $   (0.39)        $   (0.29)        $   (0.15)      $      --            $      --
Net asset value at the end of the period      $   16.90         $   16.14         $   16.29       $   14.13            $   11.85
Total return (d)                                  10.40%             1.77%            16.48%          19.24%(e)            (3.42)%
Portfolio turnover rate (k)                       22.31%            35.91%            35.40%          26.65%(e)(g)         58.55%
Ratio of expenses to average net assets            1.32%             1.42%             1.37%           2.17%(f)             1.78%
Ratio of net investment income (loss) to
  average net assets                               0.48%             0.50%             0.48%           0.25%(f)             0.35%
Net assets at end of period (in 000's)        $  26,730         $  27,625         $  44,990       $  55,816            $  56,358
Average Commission Rate (j)                   $  0.0160

NATIONS INTERNATIONAL GROWTH FUND



                                                YEAR             YEAR             YEAR             YEAR             YEAR
INVESTOR A SHARES                               ENDED            ENDED            ENDED            ENDED            ENDED
  (FORMERLY CLASS A SHARES)                   12/31/91         12/31/90         12/31/89         12/31/88         12/31/87
Operating performance:
Net asset value at the beginning of the
  period                                     $   12.65        $   15.58        $   14.66        $   13.21        $   22.92
Net investment income                        $    0.06        $    0.12        $    0.07        $   (0.01)              --
Net realized and unrealized capital
  gain/(loss) on investments                 $    1.36        $   (2.40)       $    3.22        $    2.73        $    2.11
Net realized and unrealized gain/(loss)
  on foreign currency related
  transactions (c)                                  --               --               --               --               --
Total income (loss) from investments         $    1.42        $   (2.28)       $    3.29        $    2.72        $    2.11
Distributions from net investment income     $   (0.08)       $   (0.14)       $   (0.22)              --               --
Distributions from net realized gain on
  investments and foreign currency
  related transactions                       $   (1.70)       $   (0.51)       $   (2.15)       $   (1.27)       $  (11.82)
Net asset value at the end of the period     $   12.29        $   12.65        $   15.58        $   14.66        $   13.21
Total return (d)                                 11.81%          (14.77)%          22.99%           21.03%            9.28%
Portfolio turnover rate (k)                      51.88%           52.00%           61.54%           54.84%           58.98%
Ratio of expenses to average net assets           1.79%            1.82%            2.00%            2.31%            1.72%
Ratio of net investment income (loss) to
  average net assets                              0.45%            0.76%            0.39%           (0.07)%           0.01%
Net assets at end of period (in 000's)       $  65,939        $  72,007        $  80,224        $  59,864        $  53,800



(a) Prior to a tax-free organization into Pilot Administration shares effective July 12, 1993, the Pilot Kleinwort Benson International Equity Portfolio was a separate portfolio of Kleinwort Benson Investment Strategies known as Kleinwort Benson International Equity Fund. The predecessor portfolio was advised by Kleinwort Benson International Investment Limited and had a December 31 fiscal year end.



(b) Prior to July 12, 1993, the Pilot Administration shares were not subject to an Administration Plan.



(c) For years preceding the fiscal year ended August 31, 1993, net realized and unrealized gain/(losses) from foreign currency related transactions were included in net realized and unrealized gain/(losses) from investments. Effective January 1, 1993, realized and unrealized gain/(losses) from Foreign currency related transactions are disclosed separately from net realized and unrealized gain/(losses) from investments.



(d) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for the Class A Shares.



(e) Not annualized.



(f) Annualized.



(g) Calculated on a portfolio-wide level and excludes the transfer of assets effective on August 6, 1993.



(h) Calculated based on the average shares outstanding methodology.



(i) Effective August 21, 1995 the Administration Class Shares were redesignated as the Class A Shares.



(j) Represents the total dollar amount of commissions paid on security transactions, for the time periods of May 4, 1996 to August 31, 1996, divided by total number of security shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.



(k) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.

NATIONS SMALL COMPANY GROWTH FUND



                                                                                                          PERIOD
                                                                                                          ENDED
INVESTOR A SHARES (FORMERLY CLASS A SHARES)                                                            08/31/96(a)
Operating performance:
Net asset value, beginning of the period                                                                $   10.00
Net investment income                                                                                   $    0.05
Net realized and unrealized gain on investments and futures                                             $    0.64
Total income from investment operations                                                                 $    0.69
Distributions from net investment income                                                                $   (0.05)
Net asset value at the end of the period                                                                $   10.64
Total return (b)                                                                                             6.88%
Ratio of expenses to average net assets (c)                                                                  1.25%
Ratio of net investment income to average net assets                                                         0.66%
Portfolio turnover rate (e)                                                                                    31%
Net assets at end of period (in 000's)                                                                  $   2,611
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)                       1.65%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense reimbursements)          0.26%(c)
Average Commission Rate (d)                                                                             $   .0340



(a) Share activity commenced December 12, 1995.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class A Shares. Total return is not annualized.


(c) Annualized.


(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions, for the time period of May 4, 1996 to August 31, 1996, divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

NATIONS U.S. GOVERNMENT BOND FUND



                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
INVESTOR A SHARES (FORMERLY CLASS A SHARES)                                               08/31/96        08/31/95(a)
Operating performance:
Net asset value, at the beginning of the period                                          $   11.19         $   10.48
Net investment income                                                                    $    0.59         $    0.37
Net realized and unrealized gain on investment transactions                              $   (0.20)        $    0.71
Total income from investment operations                                                  $    0.39         $    1.08
Distributions from net investment income                                                 $   (0.59)        $   (0.37)
Distributions from net realized gains                                                    $   (0.45)               --
Net asset value at the end of the period                                                 $   10.54         $   11.19
Total return (b)                                                                              3.44%            10.41%
Ratio of expenses to average net assets                                                       0.85%             0.82%(c)
Ratio of net investment income to average net assets                                          5.44%             5.76%(c)
Portfolio turnover rate (d)                                                                     87%              132%
Net assets at end of period (in 000's)                                                        $632               $87
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                             1.07    %         1.12    %(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                             5.22    %         5.46    %(c)



(a) Class A Shares activity commenced February 7, 1995.


(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class A Shares. Total return is not annualized.


(c) Annualized.


(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

   Objectives



NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.


   How Objectives Are Pursued


NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks, convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid-and large-capitalization companies.



The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard & Poor's Corporation ("S&P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World Bank), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and other obligations issued or guaranteed as to payment of principal and interest by a number of U.S. Government agencies and instrumentalities ("U.S. Government Obligations"). The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European

Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.



The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".



GENERAL: Each of the Funds may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission (the "CFTC") and options thereon for market exposure risk management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations U.S. Government Bond Fund may engage in interest rate swaps, caps and floors for hedging purposes, reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.



Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."


Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.



SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing.



Investors in Nations International Growth Fund should be aware that the Fund may, from time to time, invest in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors should also understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which the Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets can also impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Growth Fund.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will be 50% for Nations International Growth Fund, 125% for Nations Small Company Growth Fund, and 100% for Nations U.S. Government Bond Fund.



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of the Funds will fluctuate based on market conditions. Therefore, investors should not rely upon the Funds for short-term financial needs, nor are the Funds meant to provide a vehicle for participating in short-term swings in the stock market. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Obligations are not considered members of any industry.)


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than U.S. Government Obligations), if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



4. Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without a vote of the Fund's shareholders. Shareholders however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.


   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor A Shares, the Funds offer Primary A, Primary B, Investor C and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below).

   How The Funds Are Managed


The business and affairs of Nations Funds, Inc. are managed under the direction of its Board of Directors. Nations Funds, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Funds, Inc.



INVESTMENT ADVISER: NBAI serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



Kleinwort Benson, with principal offices at 200 Park Avenue, New York, New York 10166, serves as investment sub-adviser to Nations International Growth Fund. Kleinwort Benson is the SEC registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends.



TradeStreet, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations Small Company Growth Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.



Subject to the general supervision of Nations Funds, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the monthly rate of: .90% of the average daily net assets of Nations International Growth Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and .60% of the average daily net assets of Nations U.S. Government Bond Fund.



For the services provided and the expenses assumed pursuant to various Sub-Advisory Agreements, NBAI will pay Kleinwort Benson sub-advisory fees at the rate of .40% of Nations International Growth Fund's average net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. NBAI will pay TradeStreet sub-advisory fees at the rate of .25% of the average net assets of Nations Small Company Growth Fund and pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.

From time to time, NBAI (and/or Kleinwort Benson and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.



C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Small Company Growth Fund. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.



A committee primarily composed of Kleinwort Benson personnel is responsible for the management of Nations International Growth Fund. The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank, that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus, without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.



For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.



NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of each Fund, except Nations International Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Growth Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except Nations International Growth Fund, for which BONY is already serving as Custodian.



BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY shall receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.


First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor A Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.


Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor A Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; trustees' and directors' and officers' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor A Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Funds, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Funds, Inc. or in such other manner as the Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Funds Trust, Nations Funds, Inc., Nations Funds Portfolios, Inc. and Nations Institutional Reserves. The Nations Funds Family currently has more than 50 distinct investment portfolios and total assets in excess of $20 billion.



Nations Funds, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Funds, Inc.'s fiscal year end is March 31; prior to 1996, Nations Funds, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Funds, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor A Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund of Nations Funds, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Selling Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Funds, Inc., less (b) the liabilities of Nations Funds, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Funds, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Funds, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Funds, Inc. There are no preemptive rights applicable to any of Nations Funds, Inc.'s shares. Nations Funds, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of May 23, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Funds, Inc. and therefore could be considered to be a controlling person of Nations Funds, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Funds, Inc.'s SAI. It is anticipated that Nations Funds, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor A Shares in order to accommodate different investors. Purchase orders for Investor A Shares may be placed directly with a Fund or through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents."



In addition, Investor A Shares may be purchased through a Nations Funds Personal Investment Planner account, which is a managed agency/asset allocation account established with NBAI (an "Account"). Investments through an Account are governed by the terms and conditions of the Account, which are set forth in the Client Agreement and Disclosure Statement provided by NBAI to each investor who establishes an Account. Because of the nature of the Account, certain of the features described in this Prospectus are not available to investors purchasing Investor A Shares through an Account. Potential investors through an Account should refer to the Client Agreement and Disclosure Statement for more information regarding the Account, including information regarding the fees and expenses charged in connection with an Account.


There is a minimum initial investment of $1,000 in the Funds, except that the minimum initial investment is:

(Bullet) $500 for IRA investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


OPENING AN ACCOUNT DIRECTLY WITH A FUND: Investors may open a regular (non-retirement) account directly with a Fund, either by mail or by wire.

BY MAIL: Investors should complete a New Account Application and forward it, along with a check made payable to the Fund, to:


Nations Funds
P.O. Box 34602
Charlotte, NC 28254-4602

BY WIRE: Investors should call Investor Services at 1-800-982-2271 for an account number and use the following wire instructions:


Nations Funds
c/o Boston Safe Deposit & Trust
ABA #011001234
DDA #154202


Account Name

Account Number

Fund Name

Investors should complete a New Account Application and mail it to the address above.

RETIREMENT ACCOUNTS: For IRAs and other retirement accounts, investors should call Investor Services at 1-800-982-2271.

ADDITIONAL PURCHASES: Additional purchases may be made by mail or wire. To purchase additional shares by mail, send a check made payable to the Fund with a reinvestment slip to the address set forth above. To purchase additional shares by wire, follow the wiring instructions set forth above.

EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor A Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor A Shares by their customers ("Customers"), and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.


SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor A Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent or Investor Services.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations.

   How To Redeem Shares


For shareholders who open and maintain an account directly with a Fund, redemption orders should be communicated to such Fund by calling Investor Services at 1-800-982-2271 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.) Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the Fund. For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Fund, Stephens, or the Transfer Agent, as the case may be. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by Nations Funds. There is no redemption charge.



Nations Funds may redeem a shareholder's Investor A Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor A Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor A Shares of the Funds that were purchased prior to January 1, 1996 in amounts of $1 million or more or through the Nations Funds Personal Investment Planner may be subject to a CDSC equal to 1.00% of the lesser of the net asset value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor A Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Within 120 days after a redemption of Investor A Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor A Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor A Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


   How To Exchange Shares


GENERAL: The exchange feature enables a shareholder of a fund of Nations Funds to acquire shares of the same class that are offered by any other fund of Nations Funds when the shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


For shareholders who maintain an account directly with a Fund, exchange requests should be communicated to the Fund by calling Investor Services at 1-800-982-2271 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.

The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. And, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor A Shares exchanged must have a current value of at least $1,000 (except for exchanges through the Automatic Exchange Feature, which is described below). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the shareholder's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shareholders should consider communicating their exchange requests by mail.


If Investor A Shares of the Funds purchased prior to January 1, 1996 are exchanged for shares of the same class of another fund, any CDSC applicable to the original shares purchased will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of a Fund.


AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Investor Services.


   Shareholder Servicing And
   Distribution Plans

The Funds' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the Funds to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor A Shares of the Funds.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by Nations Funds to Customers.


The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares as an expense of Stephens or for which Stephens may be reimbursed under the Investor A Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor A Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors.


   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Nations International Growth Fund and Nations Small Company Growth Fund declare and pay dividends from net investment income each calendar quarter, and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Investor A Shares of Nations U.S. Government Bond Fund are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed.


Investor A Shares of the Funds are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

The net asset value of Investor A Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)


Corporate investors in Nations International Growth Fund and Nations Small Company Growth Fund may be entitled to the dividends-received deduction on all or a portion of such Fund's dividends to the extent that the Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contain more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with prin-cipal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.



Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.



The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.



The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.



The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.



Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.



Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.



The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.



Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


CURRENCY SWAPS: Nations International Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.



The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dol-lar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility of class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal securities may include "moral obligations" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuers. Municipal securities may include variable- or floating-rate instruments issued by indus-trial development authorities and other governmental entities. While there my not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank litter of line of credit, guarantee, or commitment to lend.



Municipal securities may include the participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Fund's will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.


OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.



Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.



U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law. The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government

Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.



WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective ele-ments are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

     A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR C SHARES
                                       MAY 23, 1997



                                                     Nations International
                                                      Growth Fund

                                                     Nations Small Company
                                                      Growth Fund

                                                     Nations U.S. Government
                                                      Bond Fund



This Prospectus describes NATIONS INTERNATIONAL
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND AND
NATIONS U.S. GOVERNMENT BOND FUND (the "Funds") of
Nations Funds, Inc., an open-end management investment company in the Nations Funds Family
("Nations Funds" or "Nations Funds Family"). This
Prospectus describes one class of shares of the Funds -- Investor C Shares.



This Prospectus sets forth concisely the information about the Funds that prospective purchasers of Investor C Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Funds, Inc. is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations
Funds, Inc.,dated May 23, 1997, is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is investment adviser to the Funds. Kleinwort Benson Investment
Management Americas Inc. ("Kleinwort Benson") is investment sub-adviser to Nations International
Growth Fund, TradeStreet Investment Associates,
Inc. ("TradeStreet") is investment sub-adviser to Nations Small Company Growth Fund and Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government
Bond Fund. As used herein the term "Adviser" shall mean NBAI, Kleinwort Benson, TradeStreet and/or
Boatmen's as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE
CERTAIN OTHER SERVICES TO NATIONS FUNDS, FOR WHICH
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR
NATIONS FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NF-97212-597


                                                     For Fund information call:
                                                     1-800-321-7854
                                                     Nations Funds
                                                     c/o Stephens Inc.
                                                     One NationsBank Plaza
                                                     33rd Floor
                                                     Charlotte, NC 28255

                                                     (Nations Funds Logo
                                                     appears here.)

                             Table  Of  Contents

About The
    Funds                    Prospectus Summary                                3
                             Expenses Summary                                  4
                             Objectives                                        6
                             How Objectives Are Pursued                        6
                             How Performance Is Shown                         11
                             How The Funds Are Managed                        12
                             Organization And History                         15





About Your
Investment                   How To Buy Shares                                16
                             How To Redeem Shares                             17
                             How To Exchange Shares                           19
                             Shareholder Servicing And Distribution Plans     20
                             How The Funds Value Their Shares                 21
                             How Dividends And Distributions Are Made;
                              Tax Information                                 22
                             Appendix A -- Portfolio Securities               23
                             Appendix B -- Description Of Ratings             33



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANY: Open-end management investment company.


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


         (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.



(Bullet) INVESTMENT ADVISER: NBAI serves as the investment adviser to the Funds.
         NBAI provides investment advice to more than 50 investment company portfolios in the Nations Funds Family. Kleinwort Benson provides sub-advisory services to Nations International Growth Fund, TradeStreet provides sub-advisory services to Nations Small Company Growth Fund, and Boatmen's provides sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Growth Fund and
         Nations Small Company Growth Fund declare and pay dividends from net investment income quarterly and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.



(Bullet) PRINCIPAL RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds may invest in securities of developing countries, which presents special risks such as foreign currency fluctuations and economic and political risks. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."

(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction-Individual Retirement Accounts. Minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following tables summarize shareholder transaction and operating expenses for Investor C Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.


                                                                                               Nations
                                                                            Nations             Small             Nations
                                                                         International         Company        U.S. Government
INVESTOR C SHARES                                                         Growth Fund        Growth Fund         Bond Fund

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                                 None               None               None
Deferred Sales Charge (as a percentage of the lower of the original
  purchase price or redemption proceeds)(1)                                     .50%               .50%               .50%

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees (After Fee Waivers)                                             .90%               .75%               .40%
Rule 12b-1 Fees (After Fee Waivers)                                             .25%               .25%               .25%
Shareholder Servicing Fees                                                      .25%               .25%               .25%
Other Expenses                                                                  .22%               .20%               .20%
Total Operating Expenses (After Fee Waivers)                                   1.62%              1.45%              1.10%



(1) A Deferred Sales Charge, if any, is imposed only with respect to Investor C Shares redeemed within one year of purchase.

EXAMPLES:

You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                                                             Nations              Nations              Nations
                                                                          International            Small           U.S. Government
                                                                           Growth Fund      Company Growth Fund       Bond Fund

1 Year                                                                      $      21            $      20            $      16
3 Years                                                                     $      51            $      46            $      35


You would pay the following expenses on a $1,000 investment in Investor C Shares of the Funds, assuming a 5% annual return but no redemption.


                                                                                                  Nations
                                                                             Nations               Small               Nations
                                                                          International           Company          U.S. Government
                                                                           Growth Fund          Growth Fund           Bond Fund

1 Year                                                                      $      16            $      15            $      11
3 Years                                                                     $      51            $      46            $      35



The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor C Shares of the Funds will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. Absent fee waivers "Management Fees", "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations International Equity Fund -- .90%, .75% and 2.12%, respectively; Nations Small Company Growth Fund -- 1.00%, .75% and 2.31%, respectively; and Nations U.S. Government Bond Fund -- .60%, .75% and 1.80%, respectively. There is no assurance that any fee waivers will continue beyond the current fiscal year. If fee waivers and/or reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the Funds, see "Shareholder Servicing And Distribution Plans."


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Objectives


NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.

NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.


NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.


   How Objectives Are Pursued


NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.


The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. For more information concerning these and other permissible Fund investments, see "Appendix A".


NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.


In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.

The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.

The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard & Poor's Corporation ("S&P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World Bank), including money market instruments.

The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. For more information concerning these and other permissible Fund investments, see "Appendix A".


NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and other obligations issued or guaranteed as to payment of principal and interest by a number of U.S. Government agencies and instrumentalities ("U.S. Government Obligations"). The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.


The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European

Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.


The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".



GENERAL: Each of the Funds may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each of the Funds may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations U.S. Government Bond Fund may engage in interest rate swaps, caps and floors for hedging purposes, reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.


The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.

Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.

For more information concerning these and other investments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.

SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing.

Investors in Nations International Growth Fund should be aware that the Fund may, from time to time, invest in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.

Investors should also understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.

The same is true, but even more so, for the emerging market countries in which the Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.

The Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.

Investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets can also impact a Fund's share price.

The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.


Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Growth Fund.



PORTFOLIO TURNOVER: Generally, Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will be 50% for Nations International Growth Fund, 125% for Nations Small Company Growth Fund, and 100% for Nations U.S. Government Bond Fund.



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements.

In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with a Fund's investment objectives and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."

INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.

Each Fund may not:

1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Obligations are not considered members of any industry.)

2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.

3. Purchase securities of any one issuer (other than U.S. Government Obligations), if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.


4. Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.


The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without a vote of the Fund's shareholders. Shareholders however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their current position and needs.

In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return on a class of shares over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period, again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of any applicable CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor C Shares, the Funds offer Primary A, Primary B, Investor A and Investor N Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. Each Fund's annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investor's Agent (as defined below).

   How The Funds Are Managed


The business and affairs of Nations Funds, Inc. are managed under the direction of its Board of Directors. Nations Funds, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Funds, Inc.



INVESTMENT ADVISER: NBAI serves as investment adviser to the Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.



Kleinwort Benson, with principal offices at 200 Park Avenue, New York, New York 10166, serves as investment sub-adviser to Nations International Growth Fund. Kleinwort Benson is the SEC registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends.



TradeStreet, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations Small Company Growth Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.



Subject to the general supervision of Nations Funds, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in the Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the rate of: .90% of the average daily net assets of Nations International Growth Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and .60% of the average daily net assets of Nations U.S. Government Bond Fund.



For the services provided and the expenses assumed pursuant to various Sub-Advisory Agreements, NBAI will pay Kleinwort Benson sub-advisory fees at the rate of .40% of Nations International Growth Fund's average net assets up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. NBAI will pay TradeStreet sub-advisory fees at the rate of .25% of the average net assets of Nations Small Company Growth Fund, and pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or Kleinwort Benson and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursu-ant to applicable state limitations) advisory fees or expenses payable by a Fund.



C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Small Company Growth Fund. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.



A committee primarily composed of Kleinwort Benson personnel is responsible for the management of Nations International Growth Fund. The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank, has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.


Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock,

Arkansas 72201. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor C Shares of the Funds. See "Shareholder Servicing And Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of each Fund, except Nations International Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for providing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Growth Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except Nations International Growth Fund, for which BONY is already serving as Custodian.



BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY shall receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor C Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountant to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor C Shares, are deducted from accrued income before dividends are declared. The Funds' expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes, interest; trustees' and directors' and officers' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; cost of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings, other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor C Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and/or sales support costs. Any general expenses of Nations Funds, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Funds, Inc. or in such other manner as the Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Funds Trust, Nations Funds, Inc., Nations Funds Portfolios, Inc. and Nations Institutional Reserves. The Nations Funds Family currently has more than 50 distinct investment portfolios and total assets in excess of $20 billion.



Nations Funds, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Funds, Inc.'s fiscal year end is March 31; prior to 1996, Nations Funds, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Funds, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor C Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund of Nations Funds, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Funds, Inc., less (b) the liabilities of Nations Funds, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Funds, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Funds, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Funds, Inc. There are no preemptive rights applicable to any of Nations Funds, Inc.'s shares. Nations Funds, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of May 23, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Funds, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see Nations Funds, Inc.'s SAI. It is anticipated that Nations Funds, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

About Your Investment

   How To Buy Shares


The Funds have established various procedures for purchasing Investor C Shares in order to accommodate different investors. Purchase orders for Investor C Shares may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with Nations Funds ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").


There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet) $500 for "IRA" investors;

(Bullet) $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic
         Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Account ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor C Shares are purchased at net asset value per share. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor C Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor C Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor C Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor C Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor C Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank to his/her Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor C Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor C Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor C Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.

CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers, Investor C Shares of the Funds that are redeemed within one year of the date of purchase may be subject to a CDSC equal to 0.50% of the lesser of the net asset value or the purchase price of the shares being redeemed. Investor C Shares purchased prior to January 1, 1996 remain subject to the 1.00% CDSC. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.

Solely for purposes of determining the period of time that has elapsed from the purchase of any Investor C Shares, all purchases are deemed to have been made on the trade date of the transaction. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for the longest period of time or shares acquired pursuant to reinvestment of dividends or distributions. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


The CDSC will be waived on redemptions of Investor C Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) by qualified plans, (except in cases of plan level terminations); (b) distributions from an IRA following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA, and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to
Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor C shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Funds with any other registered investment company by merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Funds may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would affect only shares purchased after such termination.


Within 120 days after a redemption of Investor C Shares of a Fund, a shareholder may reinvest any portion of the proceeds of such redemption in Investor C Shares of the same Fund. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor C Shares must be received by the Transfer Agent or by Stephens within 120 days after the redemption.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor C Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor C Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor C Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor C Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder of Investor C Shares of a Nations Funds non-money market fund to acquire shares of the same class that are offered by another non-money market fund of Nations Funds or Investor D Shares of any Nations Funds money market fund when he or she believes that a shift between funds is an appropriate investment decision. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor C Shares that meets the requirements discussed in this section.


If a shareholder acquired Investor C Shares of a Nations Funds non-money market fund or Investor D Shares of a Nations Funds money market fund through an exchange, the CDSC applicable to the original shares purchased will be applied to any redemption of the acquired shares. Additionally, when an investor exchanges Investor C Shares of a Nations Funds non-money market fund for shares of the same class of another non-money market fund or Investor D Shares of any money market fund of Nations Funds, the remaining period of time (if any) that the CDSC is in effect will be computed from the time of the initial purchase of the previously held Investor C Shares.



AUTOMATIC EXCHANGE FEATURE: Under the Funds' Automatic Exchange Feature ("AEF") a shareholder may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one Nations Funds to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or 30th day of the applicable month. The shareholder must have an existing position in both Funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, an investor should contact his/her Selling Agent.



GENERAL: The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also, the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), absent unusual circumstances.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor C Shares exchanged must have a current value of at least $1,000 (except for exchange through the AEF). Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling his/her Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Agent through which the original shares were purchased. An investor should consult his/her Agent or Stephens for further information regarding exchanges.

   Shareholder Servicing And Distribution
   Plans


Pursuant to Rule 12b-1 under the 1940 Act, the Directors have approved a Distribution Plan with respect to Investor C Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor C Shares. Payments under the Investor C Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Directors, provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Distribution Plan are used (i) to compensate Selling Agents for providing sales support assistance relating to Investor C Shares,
(ii) to pay for promotional activities intended to result in the sale of Investor C Shares such as the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor C Shares. Currently, substantially all fees paid pursuant to the Distribution Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by Stephens to partially defray other expenses incurred by Stephens in distributing Investor C Shares. Fees received by Stephens pursuant to the Distribution Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of Stephens.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.



The Directors also have approved a shareholder servicing plan ("Servicing Plan") for the Funds which permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor C Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Funds' Investor C Shares.


The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor C Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor C

Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor C Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor C Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Agents not to exceed 0.75% of the offering price per share on all sales of Investor C Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.

   How The Funds Value Their Shares

The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors.

   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Nations International Growth Fund and Nations Small Company Growth Fund declare and pay dividends from net investment income each calendar quarter, and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Investor C Shares of Nations U.S. Government Bond Fund are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Investor C Shares of Nations International Growth Fund and Nations Small Company Growth Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor C Shares will be reduced by the amount of any dividend or distribution. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor C Shares of the same class in the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor C Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Fund of liability for Federal income tax on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income tax, whether such income is received in cash or reinvested in additional shares. (Federal income tax for distributions to an IRA are generally deferred under the Code.)


Corporate investors in Nations International Growth Fund and Nations Small Company Growth Fund may be entitled to the dividends-received deduction on all or a portion of such Funds' dividends to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income tax as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.


   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contain more information concerning such investments.


ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.


The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.



Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.



The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.



The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.



The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.



Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.



Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.



The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.


BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.

U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations), and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Funds only enter into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage described above. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.


CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.


CURRENCY SWAPS: Nations International Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.


FOREIGN CURRENCY TRANSACTIONS: To the extent provided under "How Objectives Are Pursued," the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.

Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, the Fund may commit a substantial portion of its portfolio to the execution of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of the Fund and the flexibility of the Fund to purchase additional securities. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.



The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.



ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.



OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Funds.


SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all out-standing loans of a Fund may not exceed 30% of the value of its total assets.


STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.



Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury Obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law. The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities takes place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description Of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obliga-tions. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is very high.

     AA -- The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the four highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus of minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

Prospectus


                                  INVESTOR N SHARES
                                       MAY 23, 1997



This Prospectus describes NATIONS INTERNATIONAL
GROWTH FUND, NATIONS SMALL COMPANY GROWTH FUND and
NATIONS U.S. GOVERNMENT BOND FUND (the "Funds") of
Nations Funds, Inc., an open-end management investment company in the Nations Funds Family
("Nations Funds" or "Nations Funds Family"). This
Prospectus describes one class of shares of the Funds -- Investor N Shares.


                                                     Nations International
                                                      Growth Fund

                                                     Nations Small Company
                                                      Growth Fund

                                                     Nations U.S. Government
                                                      Bond Fund



This Prospectus sets forth concisely the information about the Funds that a prospective purchaser of Investor N Shares should consider before investing. Investors should read this Prospectus and retain it for future reference.
Additional information about Nations Funds, Inc. is contained in a separate Statement of Additional
Information (the "SAI"), that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling Nations Funds at its address or telephone number shown below. The SAI for Nations
Funds, Inc., dated May 23, 1997, is incorporated by reference in its entirety into this Prospectus.
NationsBanc Advisors, Inc. ("NBAI") is investment adviser to the Funds. Kleinwort Benson Investment
Management Americas Inc. ("Kleinwort Benson") is investment sub-adviser to Nations International
Growth Fund, TradeStreet Investment Associates,
Inc. ("TradeStreet") is investment sub-adviser to Nations Small Company Growth Fund and Boatmen's
Capital Management, Inc. ("Boatmen's") is investment sub-adviser to Nations U.S. Government
Bond Fund. As used herein the term "Adviser" shall mean NBAI, Kleinwort Benson, TradeStreet and/or
Boatmen's as the context may require.



SHARES OF NATIONS FUNDS ARE NOT DEPOSITS OR OTHER
OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED
BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS
AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S.
GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER
GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS
INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL.


NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE     For Fund information call:
CERTAIN OTHER SERVICES TO NATIONS FUNDS, FOR WHICH    1-800-321-7854
THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT     Nations Funds
AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND       c/o Stephens Inc.
ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR       One NationsBank Plaza
NATIONS FUNDS.                                        33rd Floor
                                                      Charlotte, NC 28255
THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE            (Nations Funds Logo
COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR     appears here.)
HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

NSI-97213-597

                             Table  Of  Contents

About The                    Prospectus Summary                                3
    Funds                    Expenses Summary                                  4
                             Financial Highlights                              6
                             Objectives                                        9
                             How Objectives Are Pursued                        9
                             How Performance Is Shown                         14
                             How The Funds Are Managed                        14
                             Organization And History                         18





About Your
Investment                   How To Buy Shares                                19
                             Shareholder Servicing And Distribution Plans     21
                             How To Redeem Shares                             22
                             How To Exchange Shares                           24
                             How The Funds Value Their Shares                 25
                             How Dividends And Distributions Are Made; Tax
                             Information                                      25
                             Appendix A -- Portfolio Securities               27
                             Appendix B -- Description Of Ratings             36



                             NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                             INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE
                             FUNDS' SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NATIONS FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NATIONS FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

About The Funds

   Prospectus Summary


(Bullet) TYPE OF COMPANY: Open-end management investment company.


(Bullet) INVESTMENT OBJECTIVES AND POLICIES:


         (Bullet) Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



         (Bullet) Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



         (Bullet) Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements.



(Bullet) INVESTMENT ADVISER: NBAI serves as the investment adviser to the Funds.
         NBAI provides investment advice to more than 50 investment company portfolios in the Nations Funds Family. Kleinwort Benson provides sub-advisory services to Nations International Growth Fund, TradeStreet provides sub-advisory services to Nations Small Company Growth Fund, and Boatmen's provides sub-advisory services to Nations U.S. Government Bond Fund. See "How The Funds Are Managed."



(Bullet) DIVIDENDS AND DISTRIBUTIONS: Nations International Growth Fund and
         Nations Small Company Growth Fund declare and pay dividends from net investment income quarterly and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains, including net short-term capital gains are distributed at least annually.



(Bullet) PRINCIPAL RISK FACTORS: Although the Adviser seeks to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. Investments in a Fund are not insured against loss of principal. Investments by a Fund in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of the stocks the Fund holds may decline over short or even extended periods. Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a Fund in debt securities are subject to interest rate risk, which is the risk that increases in market interest rates will adversely affect a Fund's investments in debt securities. The value of a Fund's investments in debt securities, including U.S. Government Obligations (as defined below), will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities which are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Funds may invest in securities of developing countries, which presents special risks such as foreign currency fluctuations and economic and political risks. Certain of the Funds' investments constitute derivative securities. Certain types of derivative securities can, under certain circumstances, significantly increase an investor's exposure to market or other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- Risk Considerations" and "Appendix
         A -- Portfolio Securities."

(Bullet) MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction -- Individual Retirement Accounts. Minimum subsequent investment is $100, except for investments pursuant to the systematic investment plan. See "How To Buy Shares."

   Expenses Summary

Expenses are one of several factors to consider when investing in the Funds. The following table summarizes shareholder transaction and operating expenses for Investor N Shares of the Funds. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Funds over specified periods.

INVESTOR N SHARES


                                                                                 Nations            Nations            Nations
                                                                              International      Small Company     U.S. Government
                                                                                 Growth             Growth              Bond
                                                                                  Fund               Fund               Fund
SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases                                                     None               None               None
Deferred Sales Charge                                                               None               None               None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)

Management Fees (After Fee waivers)                                                  .90%               .75%               .40%
Rule 12b-1 Fees (After Fee waivers)                                                  .75%               .50%               .40%
Shareholder Servicing Fees                                                           .25%               .25%               .25%
Other Expenses                                                                       .22%               .20%               .20%
Total Operating Expenses (After Fee waivers)                                        2.12%              1.70%              1.25%

EXAMPLES:


An investment of $1,000 would incur the following expenses, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                                                     Nations            Nations
                                                                                  International      Small Company
                                                                                     Growth             Growth
                                                                                      Fund               Fund

1 Year                                                                              $      22          $      17
3 Years                                                                             $      66          $      54
5 Years                                                                             $     114          $      92
10 Years                                                                            $     245          $     201

                                                                                     Nations
                                                                                 U.S. Government
                                                                                      Bond
                                                                                      Fund
1 Year                                                                              $      13
3 Years                                                                             $      40
5 Years                                                                             $      69
10 Years                                                                            $     151



The purpose of the foregoing table is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in the Funds will bear either directly or indirectly. The figures in the above tables are based on amounts incurred during each Fund's most recent fiscal year and have been adjusted as necessary to reflect current service provider fees. There is no assurance that any fee waivers and/or expense reimbursements will continue beyond the current fiscal year. If fee waivers and/or expense reimbursements are discontinued, the amounts contained in the "Examples" above may increase. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD"). For more complete descriptions of the Funds' operating expenses, see "How The Funds Are Managed." Absent fee waivers, "Management Fees", "Rule 12b-1 Fees" and "Total Operating Expenses" would have been as follows: Nations Small Company Growth Fund -- 1.00%, .75% and 2.31%, respectively; and Nations U.S. Government Bond Fund -- .60%, .75% and 1.80%, respectively.


THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

   Financial Highlights



The following information for Investor N Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund has been derived from the Financial Highlights in the January 2, 1997 Prospectuses for the Class B Shares of The Pilot Funds' Pilot International Equity Fund, Pilot Small Capitalization Equity Fund and Pilot U.S. Government Securities Fund, the predecessor Funds to the current Nations Funds listed above. This information has been audited by Arthur Andersen LLP and is provided to help you understand the historical performance of the Funds and their predecessors. This information should be read in conjunction with the predecessor Funds' annual financial statements and the respective notes thereto, which are incorporated by reference into the SAI.



NATIONS INTERNATIONAL GROWTH FUND



                                                                                                           YEAR
                                                                                                          ENDED
INVESTOR N SHARES (FORMERLY CLASS B SHARES)                                                            08/31/96(b)
Operating performance:
Net asset value at the beginning of the period                                                        $   17.54
Net realized and unrealized capital gain/(loss) on investments                                        $   (0.65)
Net realized and unrealized gain (loss) on foreign currency related transactions                      $    0.15
Total income (loss) from investments                                                                  $   (0.50)
Distributions from net investment income                                                                     --
Distributions from net realized gain on investments and foreign currency related transactions                --
Net asset value at the end of the period                                                              $   17.04
Total return (a)                                                                                          (2.85)%
Portfolio turnover rate (d)                                                                               22.31%
Ratio of expenses to average net assets                                                                    2.06%(c)
Ratio of net investment income (loss) to average net assets                                               (0.32)%(c)
Net assets at end of period (in 000's)                                                                $     184
Average Commission Rate (e)                                                                           $  0.0160



(a) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges.



(b) Class B Shares were initially issued on July 1, 1996.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued and is not annualized.



(e) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions, for the time period of May 4, 1996 to August 31, 1996, divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

NATIONS SMALL COMPANY GROWTH FUND



                                                                                                          PERIOD
                                                                                                          ENDED
INVESTOR N SHARES (FORMERLY CLASS B SHARES)                                                            08/31/96(a)
Operating performance:
Net asset value at the beginning of the period                                                          $   10.00
Net investment income                                                                                   $    0.01
Net realized and unrealized gain on investments and futures                                             $    0.65
Total income from investment operations                                                                 $    0.66
Distributions from net investment income                                                                $   (0.01)
Net asset value at the end of the period                                                                $   10.65
Total return (b)                                                                                             6.65%
Ratio of expenses to average net assets (c)                                                                  2.01%
Ratio of net investment income to average net assets (c)                                                    (0.07)%
Portfolio turnover rate (e)                                                                                    31%
Net assets at end of period (in 000's)                                                                  $   1,878
Ratio of expenses to average net assets (assuming no waiver or expense reimbursements)                       2.44%
Ratio of net investment income to average net assets (assuming no waiver or expense reimbursements)         (0.50)%
Average Commission Rate (d)                                                                             $   .0340



(a) Share activity commenced December 12, 1995.



(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class B Shares. Total return is not annualized.



(c) Annualized.



(d) The average commission rate represents the total dollar amount of commissions paid on portfolio transactions, for the time period of May 4, 1996 to August 31, 1996, divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.



(e) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

NATIONS U.S. GOVERNMENT BOND FUND



                                                                                            YEAR              YEAR
                                                                                           ENDED             ENDED
INVESTOR N SHARES (FORMERLY CLASS B SHARES)                                               08/31/96        08/31/95(a)
Operating performance:
Net asset value at the beginning of the period                                          $   11.19         $   10.05
Net investment income                                                                   $    0.51         $    0.46
Net realized and unrealized gain on investment transactions                             $   (0.22)        $    1.14
Total income from investment operations                                                 $    0.29         $    1.60
Distributions from net investment income                                                $   (0.51)        $   (0.46)
Distributions from net realized gains                                                   $   (0.45)               --
Net asset value at the end of the period                                                $   10.52         $   11.19
Total return (b)                                                                             2.43%            16.19%
Ratio of expenses to average net assets (c)                                                  1.65%             1.62%
Ratio of net investment income to average net assets (c)                                     4.60%             5.19%
Portfolio turnover rate (d)                                                                    87%              132%
Net assets at end of period (in 000's)                                                  $   1,237         $     146
Ratio of expenses to average net assets (assuming no waiver or expense
  reimbursements)                                                                            1.82%             1.87%(c)
Ratio of net investment income to average net assets (assuming no waiver or expense
  reimbursements)                                                                            4.43%             4.94%(c)



(a) Class B Share activity commenced November 10, 1994.



(b) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken for Class B Shares. Total return is not annualized.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

   Objectives



NATIONS INTERNATIONAL GROWTH FUND: Nations International Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in countries outside the United States and listed on major stock exchanges primarily in Europe and the Pacific Basin.



NATIONS SMALL COMPANY GROWTH FUND: Nations Small Company Growth Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities.



NATIONS U.S. GOVERNMENT BOND FUND: Nations U.S. Government Bond Fund's investment objective is to seek total return and preservation of capital by investing in U.S. Government securities and repurchase agreements collateralized by such securities.


   How Objectives Are Pursued


NATIONS INTERNATIONAL GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in foreign equity securities listed on major exchanges, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. The Fund may purchase the stock of small-, mid- and large-capitalization companies.



The Fund may invest up to 35% of its total assets in securities of issuers domiciled in developing countries. These countries are generally located in Eastern Europe, the Asia-Pacific region, Latin and South America, Africa and, subject to approval by the Board of Directors, the former Soviet Union and the Middle East. Debt securities, if any, purchased by the Fund will be rated in the top two categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt and equity securities of U.S. issuers. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, foreign governments and international organizations (such as the International Bank for Reconstruction and Development (the "World Bank")), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending and repurchase agreements. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS SMALL COMPANY GROWTH FUND: In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, consisting of common stocks, preferred stocks and convertible securities, such as warrants, rights and convertible debt. In addition, the Fund will invest at least 65% of its total assets in companies with a market capitalization of $1 billion or less.



In making investment decisions for the Fund, the Adviser, on a quarterly basis, classifies approximately 6,000 companies by market value and eliminates the largest 20%. The remaining companies constitute the Fund's small-capitalization universe and generally represent only one-tenth of the aggregate U.S. equity market capitalization. Due to the large number of small stocks to choose from, the Adviser's selection process uses advanced quantitative techniques to identify, buy and sell candidates in a timely and objective manner. The strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and (ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.



The Adviser's internally designed investment approach uses a sophisticated valuation process which measures changes in current earnings estimates and longer-term growth trends, compares recent earnings results with market expectations, and evaluates a company's earnings power relative to its stock price. Companies become purchase candidates based upon a composite ranking of these factors, and the top 20% are further evaluated on additional criteria. Candidates for investment must also possess a sound financial structure and demonstrate consistent factor rankings before being added to the Fund's portfolio.



The Fund's weighted median capitalization generally is not expected to exceed 125% of the weighted median capitalization of the Russell 2000 Small Stock Index (the "Russell 2000") as measured on a quarterly basis, although this may vary from time to time. Furthermore, a stock may be sold if the composite rank falls into the bottom 20% of the universe, financial quality weakens significantly, or if individual factors demonstrate patterns of deterioration.



The Fund may invest up to 35% of its total assets in securities of issuers with a market capitalization greater than $1 billion and in debt securities. However, the Fund will not invest more than 10% of its total assets in debt securities, unless the Fund assumes a temporary defensive position as discussed below. Debt securities, if any, purchased by the Fund will be rated AA or above by Standard & Poor's Corporation ("S&P") or Aa or above by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities. Debt securities in which the Fund may invest include short-term and intermediate-term obligations of corporations, the U.S. and foreign governments and international organizations (such as the World Bank), including money market instruments.



The Fund may invest in common stocks (including securities convertible into common stocks) of foreign issuers and rights to purchase common stock, options and futures contracts on securities, securities indexes and foreign currencies, securities lending, forward foreign exchange contracts and repurchase agreements. The Fund currently intends to limit any investment in foreign securities to 5% of total assets. For more information concerning these and other permissible Fund investments, see "Appendix A".



NATIONS U.S. GOVERNMENT BOND FUND: Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. Government securities and repurchase agreements collateralized by such securities. While the maturity of individual securities will not be restricted, except during temporary defensive periods or unusual market conditions, the average weighted maturity of the Fund will be between five and thirty years. The Fund may invest in a variety of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and other obligations issued or guaranteed as to payment of principal and interest by a number of U.S. Government agencies and instrumentalities ("U.S. Government Obligations"). The Fund may also invest in interests in the foregoing securities, including collateralized mortgage obligations issued or guaranteed by a U.S. Government agency or instrumentality. U.S. Government Obligations have historically had a very low risk of loss of principal if held to maturity. The Fund, however, can give no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities if it were not legally required to do so.



The Fund may also invest up to 35% of its total assets in debt securities of U.S. and foreign corporate and foreign government issuers, American Depository Receipts ("ADRs") and European

Depository Receipts ("EDRs"), zero coupon bonds and cash equivalents. The Fund will purchase only those non-government investments which are rated investment grade or better by at least one NRSRO or, if unrated, are determined by the Adviser to be of comparable quality. If a portfolio security held by the Fund ceases to be rated investment grade by at least one NRSRO or if the Adviser determines that an unrated portfolio security held by the Fund is no longer of comparable quality to an investment grade security, the security will be sold in an orderly manner as quickly as possible. Additionally, the Fund may also invest in futures contracts, interest rate swaps and options.


The value of the Fund's portfolio (and consequently its shares) is expected to fluctuate inversely in relation to changes in the direction of interest rates. For more information concerning these and other investments in which the Fund may invest, see "Appendix A".


GENERAL: Each of the Funds may invest in certain specified derivative securities, including: exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and U.S. and foreign exchange-traded financial futures approved by the Commodity Futures Trading Commission ("CFTC") and options thereon for market exposure risk management. Each of the Funds also may lend its portfolio securities to qualified institutional investors and may invest in restricted, private placement and other illiquid securities. Nations U.S. Government Bond Fund may engage in interest rate swaps, caps and floors for hedging purposes, reverse repurchase agreements and dollar roll transactions. Additionally, each Fund may purchase securities issued by other investment companies, consistent with the Fund's investment objective and policies.



The Funds also may invest in instruments issued by trusts or certain partnerships including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such trusts and partnerships.



Certain securities that have variable or floating interest rates or demand, put or prepayment features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Funds.


For more information concerning these and other instruments in which the Funds may invest and their investment practices, see "Appendix A."

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of the Funds' shares, such changes will not affect the income received by the Funds from such securities. However, since available yields vary over time, no specific level of income can ever be assured. The dividends paid by the Funds will increase or decrease in relation to the income received by the Funds from their investments, which will in any case be reduced by the Funds' expenses before being distributed to the Funds' shareholders.


SPECIAL RISK CONSIDERATIONS RELEVANT TO AN INVESTMENT IN NATIONS INTERNATIONAL GROWTH FUND: Investors should understand and consider carefully the special risks involved in foreign investing.



Investors in Nations International Growth Fund should be aware that the Fund may, from time to time, invest in securities of companies located in Eastern Europe. Economic and political reforms in this region are still in their infancy. As a result, investment in such countries would be highly speculative and could result in losses to the Fund and, thus, to its shareholders.



Investors should also understand and consider carefully the special risks involved in investing in the Pacific Basin and Far East. Countries in the Pacific Basin and Far East are in various stages of economic development, ranging from emerging markets to mature economies, but each has unique risks. Most countries in this region are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Some of these countries are also sensitive to world commodity prices. Some countries that have experienced rapid growth may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties.



The same is true, but even more so, for the emerging market countries in which the Fund will invest. Although the Fund believes that its investments present the possibility for significant growth over the long term, they also entail significant risks. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.



The Fund's yield and share price will change based on changes in domestic or foreign interest rates and in an issuer's creditworthiness. In general, bond prices rise when interest rates fall, and vice versa.



Investing in securities denominated in foreign currencies and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunities and risks not typically associated with investing in U.S. dollar-denominated securities. Additionally, changes in the value of foreign currencies can significantly affect a Fund's share price. General economic and political factors in the various world markets can also impact a Fund's share price.



The expenses to individual investors of investing directly in foreign securities are very high relative to similar costs for investing in U.S. securities. While the Fund offers a more efficient way for individual investors to participate in foreign markets, their expenses, including custodial fees, are also higher than the typical domestic equity mutual fund.



Risks unique to international investing include: (1) restrictions on foreign investment and repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; (4) greater price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in United States markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war;
(7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing and financial reporting standards; (9) less governmental supervision of securities markets, brokers and issuers of securities; (10) less financial information available to investors; and (11) difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries. See "Appendix A" for additional discussion of the risks associated with an investment in Nations International Growth Fund.



PORTFOLIO TURNOVER: Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. While it is not possible to predict exactly annual portfolio turnover rates, it is expected that under normal market conditions, the annual portfolio turnover rate will be 50% for Nations International Growth Fund, 125% for Nations Small Company Growth Fund, and 100% for Nations U.S. Government Bond Fund.



RISK CONSIDERATIONS: Although the Adviser will seek to achieve the investment objective of each Fund, there is no assurance that it will be able to do so. No single Fund should be considered, by itself, to provide a complete investment program for any investor. Investments in a Fund are not insured against loss of principal.


Investments by a Fund in common stocks and other equity securities are subject to stock market risks. The value of the stocks that the Fund holds, like the broader stock market, may decline over short or even extended periods.

The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than short-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.

Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Funds' investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Portfolio Securities."


INVESTMENT LIMITATIONS: Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without such a vote of shareholders are described in the SAI.


Each Fund may not:


1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government Obligations are not considered members of any industry.)


2. Make loans, except that a Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately placed), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment policies.


3. Purchase securities of any one issuer (other than U.S. Government Obligations), if, immediately after such purchase, more than 5% of the value of such Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and with respect to 75% of such Fund's assets, such Fund will not hold more than 10% of the voting securities of any issuer.



4. Nations International Growth Fund may not borrow money except as a temporary measure and then only in amounts not exceeding 5% of the value of the Fund's total assets or from banks or in connection with reverse repurchase agreements provided that immediately after such borrowing, all borrowings of the Fund do not exceed one-third of the Fund's total assets and no purchases of portfolio instruments will be made while such Fund has borrowings outstanding in an amount exceeding 5% of its total assets.



Each of Nations Small Company Growth Fund and Nations U.S. Government Bond Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements and mortgage rolls; provided that the Fund will maintain asset coverage of 300% for all borrowings.



The investment objective and policies of each Fund, unless otherwise specified, are non-fundamental and may be changed without a vote of the Fund's shareholders. Shareholders however, must receive at least 30 days' prior written notice in the event an investment objective is changed. If the investment objective or policies of a Fund change, shareholders should consider whether the Fund remains an appropriate investment in light of their then current positions and needs.



In order to register a Fund's shares for sale in certain states, a Fund may make commitments more restrictive than the investment policies and limitations described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interest of the Fund, it may consider terminating sales of its shares in the states involved.

   How Performance Is Shown


From time to time the Funds may advertise the total return and yield on a class of shares. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of the Funds may be calculated on an average total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment (reflecting the deduction of any applicable contingent deferred sales charge ("CDSC")), and assuming the reinvestment of all dividend and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods or may not reflect a deduction of the CDSC.


"Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of a class of shares of a Fund by the maximum public offering price per share on the last day of that period. The yield on a class of shares does not reflect deduction of any applicable CDSC.


Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Funds' portfolios and the Funds' operating expenses. Investment performance also often reflects the risks associated with the Funds' investment objective and policies. These factors should be considered when comparing the Funds' investment results to those of other mutual funds and other investment vehicles. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.


In addition to Investor N Shares, the Funds offer Primary A, Primary B, Investor A and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees, loads and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Total return and yield quotations will be computed separately for each class of the Funds' shares. Any quotation of total return or yield not reflecting CDSCs would be reduced if such sales charges were reflected. Any fees charged by a selling agent and/or servicing agent directly to its customers' accounts in connection with investments in the Funds will not be included in calculations of total return or yield. The Funds' annual report contains additional performance information and is available upon request without charge from the Funds' distributor or an investors' agent.

   How The Funds Are Managed


The business and affairs of Nations Funds, Inc. are managed under the direction of its Board of Directors. Nations Funds, Inc.'s SAI contains the names of and general background information concerning each Director of Nations Funds, Inc.



INVESTMENT ADVISER: NBAI, through its investment management division, serves as investment adviser to the Funds. NBAI is an indirect wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.


Kleinwort Benson, with principal offices at 200 Park Avenue, New York, New York 10166, serves as investment sub-adviser to Nations International Growth Fund. Kleinwort Benson is the SEC registered investment management subsidiary of the London-based Kleinwort Benson Group plc, a holding company for a merchant banking group whose origins date back to 1792. Kleinwort Benson has offices in London, Hong Kong and Tokyo and may utilize the general expertise of Kleinwort Benson Group plc and its affiliates in respect of, for example, economic analyses and predictions and market developments and trends.



TradeStreet, with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to Nations Small Company Growth Fund. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.



Boatmen's serves as investment sub-adviser to Nations U.S. Government Bond Fund. Its principal offices are located at 100 North Broadway, St. Louis, Missouri 63178-4737. Boatmen's is an indirect subsidiary of NationsBank Corporation, a registered bank holding company.



Subject to the general supervision of Nations Funds, Inc.'s Board of Directors, and in accordance with each Fund's investment policies, the Adviser formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with the Adviser or which have sold shares in such Funds, if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, each Fund may invest in securities of companies with which NationsBank has a lending relationship.



For the services provided and expenses assumed pursuant to an Investment Advisory Agreement, NBAI is entitled to receive advisory fees, computed daily and paid monthly, at the rate of: .90% of the average daily net assets of Nations International Growth Fund; 1.00% of the average daily net assets of Nations Small Company Growth Fund; and .60% of the average daily net assets of Nations U.S. Government Bond Fund.



For the services provided and the expenses assumed pursuant to various Sub-Advisory Agreements, NBAI will pay Kleinwort Benson sub-advisory fees at the rate of .40% of Nations International Growth Fund's average net assets, up to and including $325,000,000 in assets and .25% on assets in excess of $325,000,000. NBAI will pay TradeStreet sub-advisory fees at the rate of .25% of the average net assets of Nations Small Company Growth Fund and pay Boatmen's sub-advisory fees at the rate of .15% of the average daily net assets of Nations U.S. Government Bond Fund.



From time to time, NBAI (and/or Kleinwort Benson and/or TradeStreet and/or Boatmen's) may waive or reimburse (either voluntarily or pursuant to applicable state limitations) advisory fees or expenses payable by a Fund.



C. Thomas Clapp, CFA, is Director of the Equity Management Group for TradeStreet and Portfolio Manager of Nations Small Company Growth Fund. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He is a member of the Association for Investment Management and Research and the North Carolina Society of Financial Analysts, Inc.

A committee primarily composed of Kleinwort Benson personnel is responsible for the management of Nations International Growth Fund. The Fixed Income Committee of Boatmen's is responsible for the day-to-day management of the investment portfolio of Nations U.S. Government Bond Fund.



Morrison & Foerster LLP, counsel to Nations Funds and special counsel to NationsBank has advised Nations Funds and NationsBank that NationsBank and its affiliates may perform the services contemplated by the various Investment Advisory Agreements, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes, including the Glass-Steagall Act, and regulations and judicial or administrative decisions or interpretations thereof, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.



OTHER SERVICE PROVIDERS: Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of Nations Funds pursuant to an Administration Agreement. Pursuant to the terms of the Administration Agreement, Stephens provides various administrative and corporate secretarial services to the Funds, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the Funds.



First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange Place, Boston, Massachusetts 02109, serves as the co-administrator of Nations Funds pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, First Data provides various administrative and accounting services to the Funds including performing the calculations necessary to determine the net asset value per share and dividends of each class of shares of the Funds, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the Funds.


For the services rendered pursuant to the Administration and Co-Administration Agreements, Stephens and First Data are entitled to receive a combined fee at the annual rate of up to 0.10% of each Fund's average daily net assets.


NationsBank serves as sub-administrator for Nations Funds pursuant to a Sub-Administration Agreement. Pursuant to the terms of the Sub-Administration Agreement, NationsBank assists Stephens in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, NationsBank shall be entitled to receive a monthly fee from Stephens based on an annual rate of 0.01% of the Funds' average daily net assets.



Shares of the Funds are sold on a continuous basis by Stephens, as the Funds' sponsor and distributor. Stephens is a registered broker/dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201. Nations Funds has entered into a distribution agreement with Stephens which provides that Stephens has the exclusive right to distribute shares of the Funds. Stephens may pay, out of its own resources, service fees or commissions to selling agents which assist customers in purchasing Investor N Shares of the Funds. See "Shareholder Servicing and Distribution Plans."



NationsBank of Texas, N.A. ("NationsBank of Texas" and, collectively with Bank of New York ("BONY"), called "Custodians") serves as custodian for the assets of each Fund, except Nations International Growth Fund. NationsBank of Texas is located at 1401 Elm Street, Dallas, Texas 75202, and is a wholly owned subsidiary of NationsBank Corporation. In return for provid-ing custodial services, NationsBank of Texas is entitled to receive, in addition to out-of-pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.



BONY, Avenue des Arts, 35 1040 Brussels, Belgium, serves as Custodian for the assets of Nations International Growth Fund.



BONY has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of all Funds except Nations International Growth Fund, for which BONY is already serving as Custodian.



BONY is located at 90 Washington Street, New York, New York 10286. In return for providing sub-custodial services, BONY shall receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.



First Data serves as transfer agent (the "Transfer Agent") for the Funds' Investor N Shares. The Transfer Agent is located at One Exchange Place, Boston, Massachusetts 02109.



Price Waterhouse LLP serves as independent accountants to Nations Funds. Its address is 160 Federal Street, Boston, Massachusetts 02110.



EXPENSES: The accrued expenses of the Funds, as well as certain expenses attributable to Investor N Shares, are deducted from accrued income before dividends are declared. These Fund expenses include, but are not limited to: fees paid to the Adviser, NationsBank, Stephens and First Data; taxes; interest; trustees' and directors' and officers' fees; federal and state securities registration and qualification fees; brokerage fees and commissions; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; charges of the Custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; other expenses which are not expressly assumed by the Adviser, NationsBank, Stephens or First Data under their respective agreements with Nations Funds; and any extraordinary expenses. Investor N Shares may bear certain class specific retail transfer agency expenses and also bear certain additional shareholder service and sales support costs. Any general expenses of Nations Funds, Inc. that are not readily identifiable as belonging to a particular investment portfolio are allocated among all portfolios in the proportion that the assets of a portfolio bears to the assets of Nations Funds, Inc. or in such other manner as the Board of Directors deems appropriate.

   Organization And History


The Funds are members of the Nations Funds Family, which consists of Nations Funds Trust, Nations Funds, Inc., Nations Funds Portfolios, Inc. and Nations Institutional Reserves. The Nations Funds Family currently has more than 50 distinct investment portfolios and total assets in excess of $20 billion.



Nations Funds, Inc. was incorporated in Maryland on December 13, 1983, but had no operations prior to December 15, 1986. Nations Funds, Inc.'s fiscal year end is March 31; prior to 1996, Nations Funds, Inc.'s fiscal year end was May 31. As of the date of this Prospectus, the authorized capital stock of Nations Funds, Inc. consists of 420,000,000,000 shares of common stock, par value of $.001 per share, which are divided into series or funds each of which consists of separate classes of shares. This Prospectus relates only to the Investor N Shares of Nations International Growth Fund, Nations Small Company Growth Fund and Nations U.S. Government Bond Fund of Nations Funds, Inc. To obtain additional information regarding the Fund's other classes of shares which may be available to you, contact your Agent (as defined below) or Nations Funds at 1-800-321-7854.



Shares of each fund and class have equal rights with respect to voting, except that the holders of shares of a particular fund or class will have the exclusive right to vote on matters affecting only the rights of the holders of such fund or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective fund of Nations Funds, Inc., less (b) the liabilities of Nations Funds, Inc. attributable to the respective fund or class or allocated among the funds or classes based on the respective liquidation value of each fund or class.



Shareholders of Nations Funds, Inc. do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all funds voting together for election of directors may elect all of the members of the Board of Directors of Nations Funds, Inc. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of Nations Funds, Inc. There are no preemptive rights applicable to any of Nations Funds, Inc.'s shares. Nations Funds, Inc.'s shares, when issued, will be fully paid and non-assessable.



As of May 23, 1997, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of Nations Fund, Inc. and therefore could be considered to be a controlling person of Nations Funds, Inc. for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI of Nations Funds, Inc. It is anticipated that Nations Funds, Inc. will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

About Your Investment

   How To Buy Shares

The Funds have established various procedures for purchasing Investor N Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with NationsBank ("Servicing Agents") sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents").

There is a minimum initial investment of $1,000, except that the minimum initial investment is:

(Bullet)  $500 for IRA investors;

(Bullet)  $250 for non-working spousal IRAs; and

(Bullet) $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.


There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs") or salary reduction-Individual Retirement Accounts ("SAR-IRAs"). However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor N Shares are purchased at net asset value per share without the imposition of a sales charge. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor N Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.



Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor N Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.


EFFECTIVE TIME OF PURCHASES: Purchase orders for Investor N Shares of the Funds which are received by Stephens or by the Transfer Agent before the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following receipt of the order. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor N Shares by their Customers, and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to Nations Funds.

SYSTEMATIC INVESTMENT PLAN: Under the Funds' Systematic Investment Plan ("SIP") a shareholder may automatically purchase Investor N Shares. On a bi-monthly, monthly or quarterly basis, shareholders may direct cash to be transferred automatically from their checking or savings account at any bank to their Fund account. Transfers will occur on or about the 15th and/or 30th day of the applicable month. The systematic investment amount may be in any amount from $25 to $100,000. For more information concerning the SIP, contact your Agent.

REINSTATEMENT PRIVILEGE: Within 120 days after a redemption of Investor N Shares of a Fund, a shareholder may reinstate any portion of the proceeds of such redemption in Investor N Shares of the same Fund at the net asset value next determined after a reinstatement request is received by the Transfer Agent, together with the proceeds. A shareholder exercising this privilege would receive a pro-rata credit for any CDSC paid in connection with the redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares purchased through the reinstatement privilege.


TELEPHONE TRANSACTIONS: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to request such transactions in writing. A shareholder may bear the risk of any resulting losses from a telephone transaction. Nations Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Nations Funds and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. Nations Funds requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, Nations Funds reserves the right to record all telephone conversations.

   Shareholder Servicing And
   Distribution Plans

SHAREHOLDER SERVICING PLAN: The Funds' shareholder servicing plan ("Servicing Plan") permits the Funds to compensate Servicing Agents for services provided to their Customers that own Investor N Shares. Payments under the Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Funds, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor N Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor N Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor N Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the Funds on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor N Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services.


Nations Funds may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.



DISTRIBUTION PLAN: Pursuant to Rule 12b-1 under the 1940 Act, the Directors have approved a Distribution Plan with respect to Investor N Shares of the Funds. Pursuant to the Distribution Plan, the Funds may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the Funds' Investor N Shares. Payments under the Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the Funds' Investor N Shares.


The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of Fund shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.


Nations Funds and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the Distribution Plan described above and the terms of the Sales Support Agreements between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.



Nations Funds understands that Agents may charge fees to their Customers who are the owners of Investor N Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with Nations Funds. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or Nations Funds and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.


   How To Redeem Shares


Redemption orders should be transmitted by telephone or in writing through the same Agent that transmitted the original purchase order. Redemption orders are effected at the net asset value per share next determined after receipt of the order by Stephens or by the Transfer Agent, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens or to the Transfer Agent and for crediting their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments is imposed by Nations Funds. Except for any CDSC which may be applicable upon redemption of Investor N Shares, as described below, there is no redemption charge.


Redemption proceeds are normally wired to the redeeming Agent within three Business Days after receipt of the order by Stephens or by the Transfer Agent. However, redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately.


Nations Funds may redeem a shareholder's Investor N Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. Nations Funds also may redeem shares of the Funds involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.



Prior to effecting a redemption of Investor N Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to Nations Funds have previously been made. Nations Funds may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



CONTINGENT DEFERRED SALES CHARGE: Subject to certain waivers specified below, Investor N Shares purchased prior to January 1, 1996, may be subject to a CDSC if such shares are redeemed within six years of the date of purchase. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions. Subject to the exclusions described below, the amount of the CDSC is determined as a percentage of the lesser of the net asset value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

                                Contingent Deferred
                                 Sales Charge as a
                               Percentage of Dollar
Year Since Purchase Made     Amount Subject to Charge
First                                     5.0%
Second                                    4.0%
Third                                     3.0%
Fourth                                    2.0%
Fifth                                     2.0%
Sixth                                     1.0%
Seventh and thereafter                    None

In determining whether a CDSC is payable on any redemption, the Funds will first redeem shares not subject to any charge, and then shares held longest during the six year period. This will result in you paying the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.


The CDSC will be waived on redemptions of Investor N Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner), (ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or Custodial Account under Section 403(b)(7) of the Code following attainment of age 59 1/2;
(c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) effected pursuant to Nations Fund's right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor N shares held in the account is less than the minimum account size, (iv) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (v) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. In addition, the CDSC will be waived on Investor N Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.


Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the plan adopted pursuant to Rule 12b-1 under the 1940 Act, pay a bonus or other consideration or incentive to Selling Agents who sell a minimum dollar amount of shares of the Funds during a specified period of time. Stephens also may, from time to time, pay additional consideration to Selling Agents not to exceed 0.75% of the offering price per share on all sales of Investor N Shares as an expense of Stephens or for which Stephens may be reimbursed under the plan adopted pursuant to Rule 12b-1 or upon receipt of a CDSC. Any such additional consideration or incentive program may be terminated at any time by Stephens.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


AUTOMATIC WITHDRAWAL PLAN: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the Funds if the value of the Investor N Shares in his/her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor N Shares redeemed under the

AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor N Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor N Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Selling Agent or by Nations Funds at any time.


   How To Exchange Shares


The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor N Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by any other fund of Nations Funds (except Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund), Investor A Shares of the Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, or Investor C Shares of a Nations Funds money market fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.



No CDSC will be imposed in connection with an exchange of Investor N Shares that meets the requirements discussed in this section. If a shareholder acquires Investor N Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor N Shares of a fund for Investor C Shares of a money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor N Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund or Investor A Shares of Nations Short-Term Income Fund or Nations Short-Term Municipal Income Fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor N Shares of a fund that charges a CDSC.



The current prospectus for each fund of Nations Funds describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.



The Investor N Shares exchanged must have a current value of at least $1,000. Nations Funds reserves the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.

   How The Funds Value Their Shares


The Funds calculate the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. Currently, the days on which the Exchange is closed (other than weekends) are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Directors.


   How Dividends And Distributions Are
   Made; Tax Information


DIVIDENDS AND DISTRIBUTIONS: Even though the Funds seek to manage taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. Nations International Growth Fund and Nations Small Company Growth Fund declare and pay dividends from net investment income each calendar quarter, and Nations U.S. Government Bond Fund declares dividends daily and pays them monthly. Each Fund's net realized capital gains (including net short-term capital gains) are distributed at least annually.



Investor N Shares of Nations U.S. Government Bond Fund are eligible to begin earning dividends that are declared on the day the purchase order is executed and continue to be eligible for dividends through and including the day before the redemption order is executed. Investor N Shares of Nations International Growth Fund and Nations Small Company Growth Fund are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed. Distributions paid by the Funds with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.


The net asset value of Investor N Shares will be reduced by the amount of any dividend or distribution. Certain Selling Agents may provide for the reinvestment of dividends in the form of additional Investor N Shares of the same Fund. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the dividend relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor N Shares.

TAX INFORMATION: Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification relieves the Funds of liability for Federal income taxes on amounts distributed in accordance with the Code.

Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Distributions by a Fund of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable as ordinary income to shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA are generally deferred under the Code.)


Corporate investors in Nations International Growth Fund and Nations Small Company Growth Fund may be entitled to the dividends received deduction on all or a portion of such Funds' dividends paid by these Funds to the extent that a Fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.


Substantially all of the Funds' net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not exempt from Federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Funds' shares and whether such gains are received in cash or reinvested in additional shares.

Each year, shareholders will be notified as to the amount and Federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may be subject to state and local taxes.

Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Funds on December 31 of such year in the event such dividends are actually paid during January of the following year.


Federal law requires Nations Funds to withhold 31% from any dividends (other than exempt-interest dividends) paid by Nations Funds and/or redemptions (including exchange redemptions) that occur in certain shareholder accounts if the shareholder has not properly furnished a certified correct Taxpayer Identification Number and has not certified that withholding does not apply, or if the Internal Revenue Service has notified Nations Funds that the Taxpayer Identification Number listed on a shareholder account is incorrect according to its records, or that the shareholder is subject to backup withholding. Amounts withheld are applied to the shareholder's Federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.



The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus and summarizes only some of the important Federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; investors should consult their tax advisors with respect to their specific tax situations as well as with respect to state and local taxes. Further tax information is contained in the SAI.

   Appendix A -- Portfolio Securities


The following are summary descriptions of certain types of instruments in which a Fund may invest. The "How Objectives Are Pursued" section of the Prospectus identifies each Fund's permissible investments, and the SAI contain more information concerning such investments.



ASSET-BACKED SECURITIES: Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments. The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.



MORTGAGE-BACKED SECURITIES: Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.



Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.



The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, by FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.



The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.



The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.



Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.



Collateralized Mortgage Obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.



Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.



The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.



Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government Obligations.



A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.



The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds. For additional information concerning mortgage backed securities, see the SAI.



NON-MORTGAGE ASSET-BACKED SECURITIES: Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.



Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.



The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.



BANK INSTRUMENTS: Bank instruments consist mainly of certificates of deposit, time deposits and bankers' acceptances. The Funds will limit their investments in bank obligations so they do not exceed 25% of each Fund's total assets at the time of purchase.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations) and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, the obligations may be less marketable than comparable domestic obligations of domestic issuers, a foreign jurisdiction might impose withholding taxes on interest income payable on such obligations, deposits may be seized or nationalized, foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on such obligations, the selection of foreign obligations may be more difficult because there may be less publicly available information concerning foreign issuers, there may be difficulties in enforcing a judgment against a foreign issuer or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by U.S. Government agencies or instrumentalities.

BORROWINGS: When a Fund borrows money, the net asset value of a share may be subject to greater fluctuation until the borrowing is paid off. The Funds may borrow money from banks for temporary purposes in amounts of up to one-third of their respective total assets, provided that borrowings in excess of 5% of the value of the Funds' total assets must be repaid prior to the purchase of portfolio securities. Pursuant to line of credit arrangements, certain of the Funds may borrow primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.

Reverse repurchase agreements and dollar roll transactions may be considered to be borrowings. When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker/dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests without having to sell portfolio securities, or for other temporary or emergency purposes. Generally, the effect of such a transaction is that the Funds can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while they will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. In addition, there is a risk of delay in receiving collateral or securities or in repurchasing the securities covered by the reverse repurchase agreement or even of a loss of rights in the collateral or securities in the event the buyer of the securities under the reverse repurchase agreement files for bankruptcy or becomes insolvent. The Fund only enters into reverse repurchase agreements (and repurchase agreements) with counterparties that are deemed by the Adviser to be credit worthy. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account as described above. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Dollar roll transactions consist of the sale by a Fund of mortgage-backed or other asset-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, a Fund is paid a fee as consideration for entering into the commitment to purchase. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.


COMMERCIAL INSTRUMENTS: Commercial instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or foreign corporations and foreign commercial banks.



Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objective. In addition, a Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund. Commercial instruments include variable-rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate, and variable- and floating-rate instruments.



CONVERTIBLE SECURITIES, PREFERRED STOCK, AND WARRANTS: Certain of the Funds may invest in debt securities convertible into or exchangeable for equity securities, preferred stocks or warrants. Preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims on a company's earnings and assets before common stock owners, but after bond or other debt security owners. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants.



CURRENCY SWAPS: Nations International Growth Fund may enter into currency swaps for hedging purposes and to seek to increase total return. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.



The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Kleinwort Benson is incorrect in its forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would be if this investment technique were not used.



FIXED INCOME INVESTING: The performance of the fixed income debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. A Fund's share price and yield depend, in part, on the maturity and quality of its debt instruments.



FOREIGN CURRENCY TRANSACTIONS: Certain of the Funds may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. Dollar. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.


Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund will generally enter into forward currency exchange contracts only under two circumstances: (i) when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security; and (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against another currency. Under certain circumstances, a Fund may commit a substantial portion of its portfolio to the executive of these contracts. The Adviser will consider the effects such a commitment would have on the investment program of such Fund and the flexibility of such Fund to purchase additional securities. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

FOREIGN SECURITIES: Foreign securities include debt and equity obligations (dollar- and non-dollar-denominated) of foreign corporations and banks as well as obligations of foreign governments and their political subdivisions (which will be limited to direct government obligations and government-guaranteed securities). Such investments may subject a Fund to special investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign issuers in general may be subject to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic companies, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

Investments in foreign securities may present additional risks, whether made directly or indirectly, including the political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Further, foreign securities markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the United States. Fixed commissions on foreign securities exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign securities exchanges, brokers, and companies than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investments within those countries. Because of these and other factors, securities of foreign companies acquired by a Fund may be subject to greater fluctuation in price than securities of domestic companies.


FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS: The Funds may attempt to reduce the overall level of investment risk of particular securities and attempt to protect a Fund against adverse market movements by investing in futures, options and other derivative instruments. These include the purchase and writing of options on securities (including index options) and options on foreign currencies, and investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government, equity or fixed income securities ("futures contracts"), options on futures contracts, forward contracts and swaps and swap-related products such as interest rate swaps, currency swaps, caps, collars and floors.


The use of futures, options, forward contracts and swaps exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with respect to these instruments, a Fund could be left in a less favorable position. Additional risks inherent in the use of futures, options, forward contracts and swaps include: imperfect correlation between the price of futures, options and forward contracts and movements in the prices of the securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. A Fund may not purchase put and call options which are traded on a national stock exchange in an amount exceeding 5% of its net assets. Further information on the use of futures, options and other derivative instruments, and the associated risks, is contained in the SAI.


ILLIQUID SECURITIES: Certain securities may be sold only pursuant to certain legal restrictions, and may be difficult to sell. The Funds will not hold more than 15% of the value of their respective net assets in securities that are illiquid or such lower percentage as may be required by the states in which the appropriate Fund sells its shares. Repurchase agreements, time deposits and guaranteed investment contracts that do not provide for payment to a Fund within seven days after notice, and illiquid restricted securities are subject to the limitation on illiquid securities.



If otherwise consistent with their investment objectives and policies, certain Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Any such security will not be considered illiquid so long as it is determined by a Fund's Board of Trustees or Board of Directors or the Adviser, acting under guidelines approved and monitored by such Fund's Board, after considering trading activity, availability of reliable price information and other relevant information, that an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers cease purchasing such restricted securities pursuant to Rule 144A or otherwise, the level of illiquidity of a Fund holding such securities may increase during such period.



INTEREST RATE TRANSACTIONS: In order to attempt to protect the value of their portfolios from interest rate fluctuations, certain of the Funds may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating-rate payments for fixed-rate payments. A Fund will enter into a swap transaction on a net basis, I.E., the payment obligations of the Fund and the counterparty will be netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payment obligations. A Fund will segregate, on a daily basis, cash or liquid high quality debt securities with a value at least equal to the Fund's net obligations, if any, under a swap agreement.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser expects to enter into these transactions on behalf of a Fund primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipated purchasing at a later date rather than for speculative purposes. A Fund will not sell interest rate caps or floors that it does not own.



MONEY MARKET INSTRUMENTS: The term "money market instruments" refers to instruments with remaining maturities of one year or less. Money market instruments may include, among other instruments, certain U.S. Treasury obligations, U.S. Government Obligations, bank instruments, commercial instruments, repurchase agreements and municipal securities. Such instruments are described in this Appendix A.



MUNICIPAL SECURITIES: The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.



Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.



Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases," and units of participation in trusts holding pools of tax exempt leases. Such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.



Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal securities. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities.



In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.



Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in municipal securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

OTHER INVESTMENT COMPANIES: Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



REPURCHASE AGREEMENTS: A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement (generally with a bank or broker/dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. Repurchase agreements with a duration of more than seven days are considered illiquid securities and are subject to the limit stated above. A Fund may enter into joint repurchase agreements jointly with other investment portfolios of Nations Fund's.



SECURITIES LENDING: To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is a risk of delay in receiving collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be credit worthy and when, in its judgment, the income to be earned from the loan justifies the attendant risks. The aggregate of all outstanding loans of a Fund may not exceed 30% of the value of its total assets.



STOCK INDEX, INTEREST RATE AND CURRENCY FUTURES CONTRACTS: The Funds may purchase and sell futures contracts and related options with respect to non-U.S. stock indices, non-U.S. interest rates and foreign currencies, that have been approved by the CFTC for investment by U.S. investors, for the purpose of hedging against changes in values of a Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates. The contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of a Fund's total return due to the use of hedging; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contracts and the securities or currencies being hedged; and potential losses in excess of the amount invested in the futures contracts themselves.



Trading on foreign commodity exchanges presents additional risks. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets for which no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that such Fund might realize could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.


U.S. GOVERNMENT OBLIGATIONS: U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities. Direct obligations are issued by the U.S. Treasury and include all U.S. Treasury instruments. U.S. Treasury obligations differ only in their interest rates, maturities and time of issuance. Obligations of U.S. Government agencies, authorities and instrumentalities are issued by government-sponsored agencies and enterprises acting under authority of Con-gress. Although obligations of federal agencies, authorities and instrumentalities are not debts of the U.S. Treasury, some are backed by the full faith and credit of the U.S. Treasury, such as direct pass-through certificates of the Government National Mortgage Association; some are supported by the right of the issuer to borrow from the U.S. Government, such as obligations of Federal Home Loan Banks, and some are backed only by the credit of the issuer itself, such as obligations of the Federal National Mortgage Association. No assurance can be given that the U.S. Government would provide financial support to government-sponsored instrumentalities if it is not obligated to do so by law. The market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.


VARIABLE- AND FLOATING-RATE INSTRUMENTS: Certain instruments issued, guaranteed or sponsored by the U.S. Government or its agencies, state and local government issuers, and certain debt instruments issued by domestic and foreign banks and corporations may carry variable or floating rates of interest. Such instruments bear interest rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. A variable-rate demand instrument is an obligation with a variable or floating interest rate and an unconditional right of demand on the part of the holder to receive payment of unpaid principal and accrued interest. An instrument with a demand period exceeding seven days may be considered illiquid if there is no secondary market for such security.



WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES: The purchase of new issues of securities on a "when-issued," "delayed delivery" or "forward commitment" basis occurs when the payment for and delivery of securities take place at a future date. Because actual payment for and delivery of such securities generally take place 15 to 45 days after the purchase date, purchasers of such securities bear the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the security purchased.


   Appendix B -- Description of Ratings

The following summarizes the highest six ratings used by S&P for corporate and municipal bonds. The first four ratings denote investment grade securities.

     AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     AA -- Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

     BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the highest six ratings used by Moody's for corporate and municipal bonds. The first four ratings denote investment grade securities.

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

The following summarizes the highest four ratings used by D&P for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA -- Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions.

     A -- Bonds that are rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB -- Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major categories.

The following summarizes the highest four ratings used by Fitch for bonds, each of which denotes that the securities are investment grade:

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable rate demand obligations:

     MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

The following summarizes the two highest ratings used by S&P for short-term municipal notes:

     SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

     SP-2 -- Satisfactory capacity to pay principal and interest.

The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2 and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

The following summarizes the two highest rating categories used by Fitch for short-term obligations, each of which denotes securities that are investment grade:

     F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

For commercial paper, D&P uses the short-term debt ratings described above.

For commercial paper, Fitch uses the short-term debt ratings described above.

BankWatch ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

     AAA -- The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

     AA -- The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

     A -- The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB -- The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

     TBW-1 -- The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 -- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 -- The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 -- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

The following summarizes the three highest long-term ratings used by IBCA:

     AAA -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     A -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

The following summarizes the two highest short-term debt ratings used by IBCA:

     A1+ -- Where issues possess a particularly strong credit feature.

     A1 -- Obligations supported by the highest capacity for timely repayment.

     A2 -- Obligations supported by a good capacity for timely repayment.

                               NATIONS FUND, INC.

                        NATIONS SMALL COMPANY GROWTH FUND
                        NATIONS U.S. GOVERNMENT BOND FUND

                    PROSPECTUS SUPPLEMENT DATED MAY 23, 1997
                       TO PROSPECTUSES DATED MAY 23, 1997


         Boatmen's Trust Company ("Boatmen's Trust"), with its principal offices located at 100 North Broadway, St. Louis, Missouri 63178, currently serves as the investment sub-adviser to Nations Small Company Growth Fund and Nations U.S. Government Bond Fund (each a "Fund" and collectively, the "Funds"). Boatmen's Trust will continue to provide sub-advisory services to the Funds until completion of an internal reorganization which is expected to occur on or about July 1, 1997. After such date, the new investment sub-adviser to Nations Small Company Growth Fund will be TradeStreet Investment Associates, Inc. ("TradeStreet") and the new investment sub-adviser to Nations U.S. Government Bond Fund will be Boatmen's Capital Management, Inc. ("Boatmen's"), as disclosed in the prospectuses dated May 23, 1997. The current sub-advisory arrangement between the Funds, NationsBanc Advisors, Inc. and Boatmen's Trust (including the level of fees paid to Boatmen's Trust) is substantially identical to the sub-advisory arrangement described in the prospectuses dated May 23, 1997, with respect to TradeStreet and Boatmen's. Boatmen's Trust, TradeStreet and Boatmen's are indirect subsidiaries of NationsBank Corporation, a registered bank holding company.